Exhibit 10

AIMS WORLDWIDE, INC.

SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

July 8th, 2008

AIMS WORLDWIDE, INC.

SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

This Series B Preferred Stock and Warrant Purchase Agreement (the “Agreement”) is made as of July 8th, 2008 by and between AIMS Worldwide, Inc., a Nevada corporation (the “Company”) and FG Investment Holdings, LLC, a Delaware limited liability company (“Purchaser”).

The parties hereby agree as follows:

1.

 Purchase and Sale of Preferred Stock.

1.1

Sale and Issuance of Series B Preferred Stock and Warrants.

(a) The Company has, or before the Initial Closing (as defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of up to 5,000,000 shares of Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred"), having the rights, privileges, preferences and restrictions set forth in the Amendment to Certificate of Designations of Preferences, Rights and Limitations of Preferred Stock attached hereto as Exhibit A (the "Series B Preferred Stock Designation").  The Company has, or before the Closing will have, adopted and filed the Series B Preferred Stock Designation with the Secretary of State of the State of Nevada.

(b) Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Initial Closing (as hereinafter defined) and the Company agrees to sell and issue to Purchaser at the Initial Closing 93,750 shares of Series B Convertible Preferred Stock at a purchase price of $1.60 per share (the “Series B Per Share Price) or One Hundred and Fifty Thousand and 00/100 dollars ($150,000), together with a warrant in the form attached hereto as Exhibit B to purchase 6,000,000 shares of Common Stock at a price per share of Common Stock of $0.352, subject to adjustment as set forth in the warrant (the “B-1 Warrant”), (the “Initial Closing”) (Disclosure Schedule 1.1(b)).  The shares of Series B Convertible Preferred Stock and the warrant(s) issued to the Purchaser pursuant to this Agreement at the Initial Closing, and each subsequent Closing, shall be hereinafter referred to as the “Stock” and the “Warrants,” respectively, and the shares of Common Stock issuable upon exercise of the Warrants shall be hereinafter referred to as the “Warrant Stock.” The Stock, the Warrants, the Warrant Stock, and the Common Stock issuable upon conversion of the Stock shall be hereinafter referred to as the “Securities.”

1.2

Closing; Delivery.

(a) The Initial Closing shall take place at the offices of Gregory & Plotkin, LLC, 1331 17th Street, Suite 1060, Denver, CO 80202, at 10:00 a.m., on or before July 8th, 2008, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing.

(b) Second Closing.  Upon achievement of the Second Tranche Milestone, as defined below, (the “Second Closing”), Purchaser shall purchase and the Company shall issue and sell 1,406,250 shares of Series B Convertible Preferred Stock to Purchasers for a purchase price of $1.60 per share or Two Million Two Hundred Fifty Thousand and 00/100  ($2,250,000.00) in total (the “Second Tranche Shares”) together with a warrant in the form attached hereto as Exhibit C to purchase 21,875,000 shares of Common Stock with an exercise price of $0.50 per share subject to adjustment as set forth in the warrant (the “B-2 Warrant”). The Company shall promptly notify Purchaser in writing upon either (i) its achievement of the Second Tranche Milestone (“Achievement Notice”), or (ii) its failure, on or before September 30, 2008 (or such earlier or later date as the parties shall mutually agree),  to achieve the Second Tranche Milestone (“Failure Notice”).  Upon receipt of a Failure Notice, Purchaser shall have 30 days within which to notify the Company whether Purchaser elects to consummate the Second Tranche investment notwithstanding the failure to meet one or both of the conditions imposed by the Second Tranche Milestone (the “Waiver Notice”).  The Second Closing shall occur within ten (10) Business Days of the Achievement Notice or the Waiver Notice, as the case may be.  As used herein, the term “Second Tranche Milestone” shall mean satisfaction of all the following conditions as determined in the sole discretion of the Purchaser: i) the Initial Closing has been fully consummated; and ii) the trading price of the Company’s common stock (based on a prior 15 day VWAP of the closing bid price) must be equal to or greater than $1.00.

(c) Third Closing.  Upon achievement of the Third Tranche Milestone, as defined below, (the “Third Closing”), Purchaser shall purchase and the Company shall issue and sell 1,312,500 convertible shares of Series B Convertible Preferred Shares to Purchaser for a purchase price of $1.60 per share or Two Million One Hundred Thousand and 00/100  ($2,100,000.00) in total) (the “Third Tranche Shares”).  The Company shall promptly notify Purchaser in writing upon either (i) its achievement of the Third Tranche Milestone (“Third Tranche Achievement Notice”); or (ii) its failure, on or before December 31, 2010 to achieve the Third Tranche Milestone (“Third Tranche Failure Notice”).  Upon receipt of a Third Tranche Failure Notice, Purchaser shall have 30 days within which to notify the Company whether Purchaser shall consummate the Third Tranche investment notwithstanding the failure to meet one or more of the conditions imposed by the Third Tranche Milestone (the “Third Tranche Waiver Notice”).  The Third Closing shall occur within ten (10) Business Days of the Third Tranche Achievement Notice or the Third Tranche Waiver Notice, as the case may be.  As used herein, the term “Third Tranche Milestone” shall mean satisfaction of all the following conditions as determined in the sole discretion of the Purchaser: (i) both the Initial Closing and the Second Closing have been fully consummated, (ii) the trading price of the Company’s common stock (based on a prior 15 day VWAP of the closing bid price) must be equal to or greater than $1.00, and (iii) the Company’s Consolidated EBITDA shall equal or exceed $500,000 for the two most recent consecutive calendar quarters ending prior to the date of the Third Closing (the “Testing Period”), and shall be projected by the Company to equal or exceed $750,000 per calendar quarter (which projections shall be inclusive of any Person acquired by the Company during the Testing Period, or any Person to be acquired by the Company with proceeds from the Third Closing on or shortly after the Third Closing).  The Company shall pay a fee to the Purchaser in the amount of Four Hundred Fifty Thousand and 00/100 Dollars ($450,000.00) simultaneously with the consummation of the Third Closing (the “Third Closing Fee”).

(d) At each closing, the Company shall deliver to Purchaser: (i)  a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by wire transfer to a bank account designated by the Company, and (ii) if called for under the terms set forth above, a Warrant. The obligations of the Purchaser to purchase the Securities at each closing subsequent to the Initial Closing, is subject to fulfillment, or the waiver in writing by Purchaser, of the following conditions, on or before the date of such subsequent closing (the “Subsequent Closing Date”):

(i)

The representations and warranties contained in Section 2 of this Agreement shall be true in all material respects as of the Subsequent Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

(ii)

The Company shall have in all material respects performed and complied with all agreements and conditions contained in this Agreement and the Transaction Agreements required to be performed or complied with by the Company prior to or at such Subsequent Closing Date;

(iii)

At the request of the Purchaser, the Company shall have delivered to the Purchaser copies of the documents specified in Sections 4.3 and 4.7, updated to such Subsequent Closing Date; and

(iv)

With respect to the Third Closing, the Company shall have paid the Third Closing Fee.

1.3

Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Business Day” means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Colorado or the State of Virginia are authorized to be closed.

“Closing” means the Initial Closing, the Second Closing, or the Third Closing, as the context may require.

“Common Stock" means the Corporation's common stock, par value $0.001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Code” means the Internal Revenue Code of 1986, as amended.

“Consolidated EBITDA” of any Person for any period, means Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense of such Person and its Subsidiaries, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses, prepayment fees paid to existing lenders, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Interest Expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets) and (c) any other non-cash income, all as determined on a consolidated basis; provided, that for purposes of calculating Consolidated EBITDA of the Company and its Subsidiaries for any period, (i) the Consolidated EBITDA of any Person acquired by the Company or its Subsidiaries during such period shall be excluded on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders’ equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Purchaser and the Warrant Holder (if different) and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Purchaser and the Warrant Holder (if different) and (ii) the Consolidated EBITDA of any Person Disposed of by the Company or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

“Registration Rights Agreement” means the Registration Rights Agreement between the Company and the Purchaser, dated as of the date of the Closing, in the form of Exhibit D attached hereto.

“Knowledge” or “to the Company’s Knowledge of” means the actual knowledge after reasonable investigation of the following officers: B. Joseph Vincent, Gerald Garcia, and Patrick Summers.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, condition (financial or otherwise), property, prospects or results of operation of the Company.

“Preferred Stock” has the meaning given thereto in the Series B Preferred Stock Designation.

“Purchaser” has the meaning set forth in the preamble to this Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Transaction Agreements” means this Agreement, the Warrants, the Series B Preferred Stock Designation, and the Registration Rights Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Preferred Stock then outstanding.

2.

Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser that, except as set forth on the Schedule of Exceptions, which exceptions shall be deemed to be representations and warranties as if made hereunder, the following representations are true and complete as of the date of the Closing, except as otherwise indicated.

2.1

Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted or proposed to be conducted (Disclosure Schedule 2.1). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

2.2

 Capitalization. The authorized capital of the Company consists, or will consist, immediately prior to the Closing, of the following (also represented herein by Disclosure Schedule 2.2):

(a) The Company has reserved 18,077,050 shares of Common Stock for issuance upon exercise of certain common stock purchase warrants and options issued by the Company pursuant to convertible note and warrant purchase agreements (the “Convertible Note Agreements”).  The rights, privileges and preferences of the Preferred Stock are as stated in the Certificate of Designation.  In addition, the Company has reserved 9,983,651 shares for distribution via its private placement memorandum and has reserved 1,156,576 shares of common stock for fulfillment of other agreements.

(b) 200,000,000 shares of Common Stock, 47,791,621 shares of which are issued and outstanding immediately prior to the Initial Closing, and 20,000,000 shares of Preferred Stock, 4,912,500 shares of which are issued and currently in escrow, and 2,187,500 are issued and outstanding immediately prior to the Initial Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(c) The Company has reserved 2,000,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company for 2008 staff grants and options, to be proposed to the Board of Directors. Of such reserved shares of Common Stock, no options to purchase shares have been granted and are currently outstanding and 20,000,000 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant Board approval.

(d)  Except for (i) the conversion privileges of the Preferred Stock, (ii) the outstanding options issued pursuant to the Stock Plan, and (iii) those matters disclosed in Schedule 2.2, and (iv) except as set forth in the Registration Rights Agreement (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or exchangeable for shares of Common Stock or Series B Preferred Stock. None of the Company’s stock purchase agreements or stock option documents contains a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such agreement upon the occurrence of any event or combination of events. The Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means.

(f) Section 2.2(f) of the Disclosure Schedule (“Schedule 2: Disclosure”) sets forth the capitalization of the Company immediately following the Closing including the number of shares of the following: (i) issued and outstanding Common Stock, including, with respect to restricted Common Stock, vesting schedule and repurchase price; (ii) issued stock options, including vesting schedule and exercise price; (iii) stock options not yet issued but reserved for issuance; (iv) each series of Preferred Stock; and (v) warrant or stock purchase rights, if any.

2.3

Subsidiaries. Except as set forth in Disclosure Schedule 2.3, The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4

Authorization. All corporate action on the part of the Company, its officers, directors and holders of capital stock necessary for the authorization, execution and delivery of this Agreement and the other Transaction Agreements, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing (Disclosure Schedule 2.4), and the Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement, may be limited by applicable federal or state securities laws.

2.5

Valid Issuance of Securities. The Stock and Warrants when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by Purchaser. Based in part upon the representations of the Purchasers in Section 3 of this Agreement and subject to the provisions of Section 2.6 below, the Stock and Warrants will be issued in compliance with all applicable federal and state securities laws. The Warrant Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Warrant will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Registration Rights Agreement, and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Series B Preferred Stock Designation, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement, applicable federal and state securities laws and liens or encumbrances created by or imposed by Purchaser. Based in part upon the representations of the Purchaser in Section 3 of this Agreement, and subject to Section 2.6 below, the Common Stock and Warrants issuable upon conversion of the Stock will be issued in compliance with all applicable federal and state securities laws.

2.6

Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, other applicable state securities laws and Regulation D of the Securities Act, which have been made or will be made in a timely manner.

2.7

Litigation. Other than as described on Disclosure Schedule 2.7, there is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Except as set forth in Schedule 2.7(a), neither the Company nor, to the Company’s knowledge, any of its officers or directors, is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as set forth in Schedule 2.7(b), there is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

2.8

Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business without, to the Company’s knowledge, any conflict with, or infringement of, the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. To the Company’s knowledge, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s best efforts to promote the interest of the Company or that would conflict with the Company’s business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as proposed, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. To the Company’s knowledge, it will not be necessary to use any inventions of any of its employees or consultants (or persons it currently intends to hire) made prior to their employment by the Company. Each employee and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted. Disclosure Schedule 2.8 of the Disclosure Schedule lists all registered Company patents and trademarks. The Company has not embedded any open source, copyright or community source code in any of its products generally available or in development, including but not limited to any libraries or code licensed under any general public license, lesser general public license or similar license arrangement.

2.9

Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Articles of Incorporation, as amended, or Bylaws, or of any instrument, judgment, order, writ, or decree, or under any note, indenture, mortgage, lease, agreement, contract or purchase order to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a Material Adverse Effect. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.10

 Agreements; Actions.

(a) Other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the Board of Directors, and (iii) the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s Common Stock, in each instance, approved by the Board of Directors, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

(b) Except for the Transaction Agreements and disclosures in the Company’s filings with the Federal Securities and Exchange Commission (the “SEC”), there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $10,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

(c) Except as set forth in the Company’s filings with the SEC, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $10,000 or in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated with that person or entity) shall be aggregated for the purposes of meeting the individual minimum dollar amounts of each such subsection.

(e) The Company has not engaged in the past three months in any discussion with any representative of any corporation, partnership, trust, joint venture, limited liability company, association or other entity, or any individual, regarding (i) a sale of all or substantially all of the Company’s assets, (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

2.11

Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Securities and all information that the Company believes is reasonably necessary to enable the Purchaser to make such a decision, including certain of the Company’s projections describing its proposed business (collectively, the “Business Plan”). No representation or warranty of the Company contained in this Agreement and the exhibits attached hereto, any certificate furnished or to be furnished to Purchaser at the Closing, or the Business Plan contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. To the extent the Business Plan was prepared by management of the Company, the Business Plan and the financial and other projections contained in the Business Plan were prepared in good faith; however, the Company does not warrant that it will achieve such projections.

2.12

No Conflict of Interest. Except as set forth in the Company’s filings with the SEC, the Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s stock) or, to the Company’s knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or holders of capital stock of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. None of the Company’s officers or directors or, to the Company’s knowledge, any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.13

Rights of Registration and Voting Rights. Except as provided in the Registration Rights Agreement, and in section 2.2(d) above, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company’s knowledge, no holder of capital stock of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

2.14

Title to Property and Assets. Except as set forth in its filings with the SEC, the Company owns its property and assets free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than to the lessors of such property or assets.

2.15

Financial Statements. The Company has made available to each Purchaser its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of March 31, 2008 (Disclosure Schedule 2.15) and for the fiscal year ended December 31, 2007 (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2008 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate would not have a Material Adverse Effect. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

2.16

Changes. Since March 31, 2008, there has not been:

(a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not caused, in the aggregate, a Material Adverse Effect;

(b) any damage, destruction or loss, whether or not covered by insurance, that would have a Material Adverse Effect;

(c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

(d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and the satisfaction or discharge of which would not have a Material Adverse Effect;

(e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

(f) any material change in any compensation arrangement or agreement with any employee, officer, director or holder of capital stock;

(g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company;

(h) any resignation or termination of employment of any officer or key employee of the Company; and the Company, is not aware of any impending resignation or termination of employment of any such officer or key employee;

(i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets;

(j) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(k) any declaration, setting aside or payment or other distribution in respect to any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(l) to the Company’s knowledge, any other event or condition of any character, other than events affecting the economy or the Company’s industry generally, that could reasonably be expected to result in a Material Adverse Effect;

(m) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company; or

(n) any arrangement or commitment by the Company to do any of the things described in this Section 2.16.

2.17

Employee Matters.

(a) As of the date hereof, the Company employs four (4) full-time employees and no part-time employees and engages one (1) consultant(s) or independent contractor(s). None of the Company’s employees, officer, consultants or independent contractors is entitled to any bonus, commission, severance pay, or deferred compensation, and the Company has no policy, practice, plan, or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

(b) The Company is not delinquent in payments to any of its employees, consultants, or independent contractors for any wages, salaries, commissions, bonuses, or other direct compensation for any service performed for it to the date hereof or amounts required to be reimbursed to such employees, consultants, or independent contractors. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment, including those related to wages, hours, worker classification, and collective bargaining. The Company has withheld and paid to the appropriate governmental entity or is holding for payment not yet due to such governmental entity all amounts required to be withheld from employees of the Company and is not liable for any arrears of wages, taxes, penalties, or other sums for failure to comply with any of the foregoing.

(c) To the Company’s knowledge, no officer or key employee intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as an officer or key employee, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each employee of the Company is terminable at the will of the Company. Each former key employee whose employment was terminated by the Company has entered into an agreement with the Company providing for the full release of any claims against the Company or any related party arising out of such employment.

(d) The Company has not made any representations regarding equity incentives to any officer, employees, director or consultant that are inconsistent with the share amounts and terms set forth in the minutes of meetings of the Company’s board of directors.

(e) Section 2.17(e) of the Disclosure Schedule (Disclosure Schedule 2.17(e)) sets forth all employee benefit plans maintained, established or sponsored by the Company, or in or to which the Company participates or contributes, which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Company has made all required contributions and has no liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, and has complied with all applicable laws for any such employee benefit plan.

2.18

Tax Returns and Payments. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

2.19

Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and directors and officers liability coverage with a policy limit as stated on the policy summary attached as Disclosure Schedule 2.19.

2.20

Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company’s knowledge, has sought to represent any of the employees, representatives or agents of the Company. No strike or other labor dispute involving the Company is currently pending, or to the Company’s knowledge threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

2.21

Permits. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.22

 Corporate Documents. The Articles of Incorporation, as amended, and Bylaws of the Company are in the form provided to counsel for the Purchaser. The copy of the minute books of the Company provided to the Purchaser’s counsel contains minutes of all meetings of directors and holders of capital stock and all actions by written consent without a meeting by the directors and holders of capital stock since the date of incorporation and reflects all actions by the directors (and any committee of directors) and holders of capital stock with respect to all transactions referred to in such minutes accurately in all material respects.

3.

Representations and Warranties of the Purchaser. Purchaser hereby represents and warrant to the Company that:

3.1

Authorization. The Purchaser has full power and authority to enter into this Agreement and each of the Transaction Agreements. This Agreement, and each of the

Transaction Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

3.2

Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has been formed for the specific purpose of acquiring the Securities.

3.3

 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management and has had an opportunity to review the Company’s facilities.

3.4

Experience.   Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, has read the Business Plan and has made detailed inquiry concerning the Company, its business, management, financial affairs and its personnel; the officers of the Company have made available to such Purchaser any and all written information which it has requested and have answered to Purchaser's satisfaction all inquiries made by Purchaser; and Purchaser has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and Purchaser is able financially to bear the risks thereof.

3.5

 Risk Factors.   Purchaser understands that Purchaser’s investment in the Securities involves a high degree of risk.  Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities. Purchaser warrant that Purchaser, and each of its members, is able to bear the complete loss of Purchaser’s investment in the Securities.

3.6

 Accredited Investor. The Purchaser, and each of its members, is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.7

No General Solicitation. Neither the Purchaser, nor any of its officers, employees, agents, directors, holders of capital stock or partners has engaged the services of a broker, investment banker or finder to contact any potential investor nor has the Purchaser or any of the Purchaser’s officers, employees, agents, directors, holders of capital stock or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or contact any potential investor. Neither the Purchaser, nor any of its officers, directors, employees, agents, holders of capital stock or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Stock.

4.

Conditions of the Purchasers’ Obligations at Closing. The obligations of Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

4.1

 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2

Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3

Compliance Certificate. The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

4.4

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock and Warrants pursuant to this Agreement shall be obtained and effective as of the Closing.

4.5

 Board of Directors. As of the Closing, the Board shall be comprised of not more than seven directors, one of whom shall be appointed by a majority vote of the Series B Preferred shares.  The Company shall reimburse all reasonable expenses (including travel and lodging) incurred by the Preferred Directors in attending meetings of the Board of Directors or committees thereof.

4.6

Registration Rights Agreement. The Company and the Purchaser shall have executed and delivered the Registration Rights Agreement in substantially the form attached as Exhibit D.

4.7

Secretary’s Certificate. The Secretary of the Company shall deliver to the Purchaser at the Closing a certificate (Disclosure Schedule 4.7) certifying (i) the Series B Preferred Stock Designation (Exhibit A), (ii) the Bylaws of the Company (Disclosure Schedule 4.7ii), and (iii) resolutions of the Board of Directors of the Company approving the execution, delivery and implementation of this Agreement, the Transaction Agreements and the transactions contemplated hereby and thereby (Disclosure Schedule 4.7iii).

4.8

Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

5.

Conditions of the Company’s Obligations at Closing. The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1

 Representations and Warranties. The representations and warranties of Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Initial Closing and each Subsequent Closing with the same effect as though such representations and warranties had been made on and as of each Subsequent Closing.

5.2

 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Initial Closing shall have been performed or complied with in all material respects.

5.3

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock and the Warrants pursuant to this Agreement shall be obtained and effective as of the Closing.

6.

Miscellaneous.

6.1

Survival of Warranties. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Initial and each Subsequent Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

6.2

Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3

Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

6.4

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.5

 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6

 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, or as subsequently modified by written notice, and (a) if to the Company, with a copy to Gerald Garcia, Jr., President and CEO, 10400 Eaton Place, Suite 403, Fairfax, VA 22030 or (b) if to the Purchaser, with a copy to James P. Gregory, Gregory & Plotkin, LLC, 1331 17th Street, Suite 1060, Denver, CO 80202.

6.7

 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.8

 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.9

 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Parties hereto.

6.10

Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

6.11

 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.12

Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

[Signature Pages Follow]

The parties have executed this Series B Preferred Stock and Warrant Purchase Agreement as of the date first written above.

THE COMPANY:

AIMS WORLDWIDE, INC.

By: /s/ Gerald Garcia, Jr.

(Signature)

Name:  Gerald Garcia, Jr.

Title:    President

Address:

10400 Eaton Place

Suite 203

Fairfax, VA

22030

Fax:

(703) 621 3865, x 2256

The parties have executed this Series B Preferred Stock and Warrant Purchase Agreement as of the date first written above.

PURCHASER:

FG Investment Holdings, LLC

By: /s/ James P Gregory

(Signature)

Name:

James P. Gregory

Title:

Managing Member

Address:

1331 17th Street

Suite 1060

Denver, CO

80202

Fax:

(303) 292 9121

EXHIBITS

Exhibit A

-     Series B Preferred Stock Designation, Officer's Certificate, Waiver of Conflict of Interest, and Initial Preferred Stock Certificate

Exhibit B

-     Form of Common Stock Purchase Warrant B-1

Exhibit C

-     Form of Common Stock Purchase Warrant B-2

Exhibit D

-     Form of Registration Rights Agreement

SCHEDULES AND DISCLOSURES

Schedule 1

-     Exceptions to Representations and Warranties

Disclosure Schedules

EXHIBIT A

Series B Preferred Stock Designation

AIMS WORLDWIDE, INC.

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES B PREFERRED STOCK

        The undersigned, Gerald Garcia, Jr. and B. Joseph Vincent, do hereby certify that:

                1. They are the President and Secretary, respectively, of AIMS WORLDWIDE, INC., a Nevada corporation (the “Corporation”).

                2. The Corporation is authorized to issue 20,000,000 shares of preferred stock, 7,500,000 of which have been previously designated Series A Preferred Stock and such Series A Preferred Stock cannot be subordinated in preference to any other Series of stock unless approved by the holders of the Series A Preferred Stock or such Series A Preferred Stock is cancelled, retired, or revoked.

                3. The following resolutions were duly adopted by the Board of Directors:

        WHEREAS, the Certificate of Incorporation of the Corporation, as amended, provides for a class of its authorized stock known as preferred stock, comprised of 20,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

        WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any Series and the designation thereof, of any of them;

        WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, establish the Certificate of Designation for the Series B Preferred Stock, the corporation has the authority to issue, as follows:

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to the Series B Preferred Stock as follows:

 SERIES B PREFERRED STOCK DESIGNATION

Section 1.

Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock" means the Corporation's common stock, par value $0.001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Ratio” shall have the meaning set forth in Section 6(a).

“Conversion Value” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Preferred Stock are convertible in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all Conversion Shares by the Holder, who shall be named as a “selling stockholder” thereunder, all as provided in the Registration Rights Agreement.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b) hereof.

“Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, and of any convertible securities, options or warrants issued and outstanding on the date of this Certificate of Designations, provided that such securities have not been amended since the date of this Certificate of Designations to increase the number of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 7(f)(iii) hereof.

“Holder” shall have the meaning given such term in Section 2 hereof.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Corporation other than those securities that are explicitly senior in rights or liquidation preference to the Preferred Stock.

“Original Issue Date” shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means a corporation, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Preferred Stock Purchase Agreement, dated as July 8, 2008, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms, a copy of which is on file at the principal offices of the Corporation.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, to which the Corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Securities” means the authorized Series A Preferred Stock of the Company.

“Subsidiary” shall mean a corporation, limited liability company, partnership, joint venture or other  business entity of which the Corporation owns beneficially or of record more than 19% of the equity interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Transaction Agreements” shall have the meaning set forth in the Purchase Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Preferred Stock then outstanding.

         Section 2.     Designation, Amount and Par Value. The series of preferred stock shall be designated as the Corporation’s Series B Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 5,000,000 which shall not be subject to increase without the consent of all of the holders of the Preferred Stock (each a “Holder” and collectively, the “Holders”).  Each share of Preferred Stock shall have a par value of $0.001 per share.  Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.

Section 3.

Dividends and Other Distributions.  No dividends shall be payable with respect to the Preferred Stock.  No dividends shall be payable with respect to the Common Stock while the Preferred Stock is outstanding.  The Common Stock shall not be redeemed while the Preferred Stock is outstanding.

Section 4.

Voting Rights and Holder Approvals. The Preferred Stock shall have voting rights equal in all aspects to the number of shares of shares of Common Stock represented by such Preferred Stock on an as converted basis and shall be entitled to vote on any and all matters brought to a vote of shareholders of Common Stock and all matters brought to a vote of shareholders of Preferred Stock. Furthermore, so long as any shares of Preferred Stock are outstanding:

a)       The Corporation shall not, without the affirmative approval of the Holders of the shares of the Preferred Stock then outstanding, (A) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (B) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Preferred Stock, or any stock possessing greater voting rights or the right to convert at a more favorable price than the Preferred Stock, (C) amend its certificate or articles of incorporation or other charter documents in breach of any of the provisions hereof, (D) increase the authorized number of shares of Preferred Stock, or (E) enter into any agreement with respect to the foregoing;

b)

     The Corporation shall (A) cause the appointment of a director to the Board of Directors as approved by a  majority of the Holders of the shares of Preferred Stock, (B) maintain, commencing 60 days from the date hereof, a Board of Directors with a majority of the Directors being Independent Directors, (C) maintain,  a Board of Directors’ Audit Committee and a Board of Directors’ Compensation Committee with the majority of members being Independent Directors, (D) be managed by and under the direction of its Board of Directors which may exercise all lawful powers of the Corporation, including but not limited to, the election of officers and agents for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors, and (E) not convene a Board of Directors meeting or Board of Directors Committee meeting without a quorum of Directors being comprised of a majority of Independent Directors; and

        c)

    The Corporation shall not, without the affirmative approval of the Holders of the shares of the Preferred Stock then outstanding, (A) enter into any agreement with, or distribute any assets or equity to, Company Stockholders, with the exception of such distributions made in accordance with the Purchase Agreement or participation in the Company’s Option Plan; (B) delist the Corporation’s Common Stock from a Trading Market; or (C) purchase, or enter into any option to purchase, any equity or convertible debt instrument of the Corporation.

Section 5.

Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to 32 cents ($0.32), (the “Liquidation Value”) before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  A Fundamental Transaction or Change of Control Transaction shall not be treated as a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 70 days prior to the payment date stated therein, to each record Holder.

Section 6.

Conversion.

a)

Conversions at Option of Holder. Each share of Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(b)), into five (5) shares of Common Stock (as adjusted as provided below, the “Conversion Ratio”) at the option of the Holders, at any time and from time to time from and after the Original Issue Date.  Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) as fully and originally executed by the Holder, together with the delivery by the Holder to the Corporation of the stock certificate(s) representing the number of shares of Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Corporation or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Corporation by overnight delivery service (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Corporation. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued.  The initial value of the Preferred Stock, on an as converted to Common Stock basis (calculated utilizing the Conversion Ratio), on the Conversion Date shall be equal to $0.32, per share (as adjusted pursuant to Section 7 or otherwise as provided herein, the “Conversion Value”).  If the initial Conversion Value is adjusted pursuant to Section 7 or as otherwise provided herein, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall equal the Liquidation Value divided by the new Conversion Value.  Thereafter, subject to any further adjustments in the Conversion Value, each share of Preferred Stock shall be convertible into that number of shares of Common Stock equal to the new Conversion Ratio.

b)

Reserved.

c)

Mechanics of Conversion

(i)

Delivery of Certificate Upon Conversion. Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver to the Holder (A) as applicable either (1) prior to the Effective Date, a certificate or certificates with 144 restrictions representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock or 2 days after the Effective Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). After the Effective Date, the Corporation shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Corporation under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion.

i.

Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Corporation as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Preferred Stock.  The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

ii.

Fractional Shares. Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of the Common Stock.

iii.

Transfer Taxes.  The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.

Certain Adjustments.

a)

Stock Dividends and Stock Splits.  If the Corporation, at any time while the Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to this Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)

Subsequent Equity Sales.  Neither the Corporation nor any Subsidiary, as applicable, at any time while Preferred Stock is outstanding, without the express written consent of the Preferred Holders, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share less than the then Conversion Value (“Dilutive Issuance”), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Value, such issuance shall be deemed to have occurred for less than the Conversion Value).

c)

Subsequent Rights Offerings.  The Corporation, at any time while the Preferred Stock is outstanding, shall not issue rights, options or warrants to holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Value.

d)

Pro Rata Distributions. If the Corporation, at any time while Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Value shall be determined by multiplying such Conversion Value in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)

Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) actually issued and outstanding.

f)

Notice to Holders.

i.

Adjustment to Conversion Price.  Whenever the Conversion Value is adjusted pursuant to any of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Value after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Corporation issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

Notice to Allow Conversion by Holder.  If (A) the Corporation shall declare a dividend (or any other distribution) on the Common Stock; (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation; then in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the  stock books of the Corporation, at least 70 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  Any and all Conversion Shares issued or issuable upon conversion shall be entitled to share in such transaction notwithstanding the record date of such transaction so long as the Holders of the Preferred Stock elect to convert their shares of Preferred Stock into Conversion Shares prior to the expiration of such 70-day notice period.

ii.

Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 7 in respect of an Exempt Issuance.

iii.

Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iii) and insuring that this Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 8.

Miscellaneous.

a)

Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address provided in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)

Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

c)

Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

d)

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 7th day of July 2008.

/s/ Gerald Garcia, Jr. Name: Gerald Garcia, Jr. Title: President	B. Joseph Vincent Name: B. Joseph Vincent Title: Secretary

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series B Preferred Stock indicated below, into shares of common stock, par value $0.001 per share (the "Common Stock"), of AIMS WORLDWIDE, INC., a Nevada corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: _____________________________________________
Number of shares of Common Stock owned prior to Conversion: _______________
Number of shares of Preferred Stock to be Converted: ________________________
Value of shares of Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Certificate Number of Preferred Stock attached hereto:________________________
Number of Shares of Preferred Stock represented by attached certificate:__________

Number of shares of Preferred Stock subsequent to Conversion: ________________
[HOLDER] By:__________________________________ Name: Title:

AIMS Worldwide, Inc. 10400 Eaton Place, #203 Fairfax, VA 22030 Tel 703.621.3875 Fax 703.621.3870 AIMSWorldwide,com

AIMS WORLDWIDE, INC.

OFFICER’S CERTIFICATE

Reference is made to that certain Series B Preferred Stock and Warrant Purchase Agreement (the “Agreement”) dated and effective as of July 8, 2008 by and between AIMS Worldwide, Inc., a Nevada corporation (the “Company”) and FG Investment Holdings, LLC, a Delaware limited liability company (“Purchaser”).

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.  This Certificate is being delivered to satisfy the conditions precedent set forth in Sections 2, 4.1 and 4.3 of the Agreement and certain other matters relating to the Company.

* * * * * * * * * * * * * * * * * * * * * * * * * * * *

I, Gerald G. Garcia, Jr., do hereby certify that I am the President of the Company, and that, as such, I am authorized to execute this Certificate on behalf of the Company, and do hereby further certify that:

1.

As of the date hereof, each of the representations and warranties made by the Company in Section 2 and Section 4.1 of the Agreement, and the information contained in the Disclosure Schedules provided by the Company are true and correct in all respects, with the same force and effect as if made on and as of the date hereof.

2.

The Company has performed or complied with in all respects all covenants, agreements and conditions contained in the Agreement required to be performed or complied with on or prior to the date hereof.

IN WITNESS WHEREOF, I have executed this Certificate as of July 8, 2008.

/s/ Gerald G. Garcia, Jr.

Gerald G. Garcia, Jr.

Waiver of Conflict of Interest

WHEREAS:

Gregory and Plotkin, LLC (“GP”) has been asked to represent FG Investment Holdings, LLC (“FG” or the “Company”), whose members include James P. Gregory (“Gregory”) in the acquisition of certain Preferred Shares and Warrants from AIMS Worldwide, Inc.  (“AIMS”) as more particularly described in that certain securities purchase agreement attached hereto as Exhibit A and incorporated herein by this reference; and

WHEREAS:

FG is engaged in the business of acquiring and holding investment securities; and

WHEREAS:

James P. Gregory  (“Gregory”) will act as general counsel to the Company and will also acquire an ownership interest in the Company in exchange for a capital investment; and

WHEREAS:

AIMS acknowledges that it has been advised of the consequences of entering this transaction by outside counsel. AIMS further acknowledges that in its opinion, and based on advice received from outside counsel, entering this transaction with the Company is neither unfair nor unconscionable.

WHEREAS:

In accordance with the Colorado Rules of Professional Conduct, Rules 1.5 and 1.8, a lawyer may not enter into a business transaction with a client, nor accept an interest in a business of a client, unless i) the transaction and terms upon which the lawyer acquires the interest are fair, reasonable and fully disclosed to the client, ii) the client is given a reasonable opportunity to seek the advice of independent counsel in the transaction and, iii) the client consents in writing.

NOW, THEREFORE:

The parties agree that James P. Gregory will acquire own 100% of the issued and outstanding membership interests in the Company which will acquire Series B Preferred Shares and Warrants to purchase additional shares in exchange for capital investments at the closing of the acquisition of the Preferred Series B Shares and Warrants from AIMS Worldwide, Inc.  .

Although the interests of Gregory and AIMS in this matter are generally consistent, it is recognized and understood that differences may exist or become evident during the course of GP’s representation of FG and Gregory’s ownership.  Notwithstanding these possibilities, AIMS has determined that it is in its individual and mutual interests to enter into the transaction as well as any future interests that may arise.

Each party has sought and acquired outside counsel in order to review the transaction and James P. Gregory’s associated role and interest.

Accordingly, this confirms agreement of AIMS and Gregory regarding GP’s representation of Gregory’s interests and those of FG Investment Holdings, LLC jointly in connection with the above-described matter.  This will also confirm that AIMS and Gregory have each agreed to waive any conflict of interest arising out of, and that each will not object to, GP’s representation of FG in the matter described herein.

By affixing my signature below, I consent to the aforementioned business transaction entered into by James P. Gregory and myself, and further waive any and all claims to a conflict of interest associated therewith.

By: /s/ Gerald Garcia, Jr.

Gerald Garcia, Jr., President

AIMS Worldwide, Inc.

Date:____________________

By: /s/ James P. Gregory

James P. Gregory

FG Investment Holdings, LLC

Date:___________________

Co. ID: 11171 **RESTRICTED STOCK**

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

NUMBER
P1002

SHARES
93,750

AIMS Worldwide, Inc.

7-7-08 5,000,000

SERIES B PREFERRED STOCK: ~~10,000,000~~ SHARES DESIGNATED
XXXXXXXXXXXXXXXX AUTHORIZED COMMON STOCK: SHARES
PAR VALUE: $.001

XXXXXXXXXXXXXX
CUSIP XXXXXXXXXXXXXX

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel acceptable to the issuer or transfer agent may be required."

This Certifies that FG INVESTMENT HOLDINGS LLC

Is The Record Holder Of * NINETY THREE THOUSAND SEVEN HUNDRED FIFTY*

Shares of **AIMS WORLDWIDE, INC.** ~~Common Stock~~ XXXXXXXXXX SERIES B PREFERRED STOCK XXXXXXXXXX

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: JULY 2, 2008

SECRETARY

AIMS WORLDWIDE, INC. CORPORATE Seal NEVADA

PRESIDENT

COUNTERSIGNED & REGISTERED

COUNTERSIGNED: Transfer Agent-Authorized Signature

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

EXHIBIT B

Form of Common Stock Purchase Warrant B-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERTO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933

Warrant No. B-1	Number of Shares: 6,000,000
(subject to adjustment)
Date of Issuance: July 8[h], 2008

AIMS WORLDWIDE, INC.

Common Stock Purchase Warrant

(Void after July 8, 2013)

AIMS Worldwide, Inc., a Nevada corporation (the “Company”), for value received, hereby certifies that FG Investment Holdings, LLC, or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on July 8, 2013, up to 6,000,000 shares of Common Stock, of the Company, at a purchase price of $0.352 cents per share.  The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.

1.

Exercise.

(a)

This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder or by the Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

(b)

(i)  Notwithstanding anything in Section 1(a) above to the contrary, the holder of this Warrant may, subject to subsection (c) below, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Purchase Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B-C))/B

(ii)

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the day immediately preceding the date of the Exercise Notice.

C = the Warrant Purchase Price then in effect at the time of such exercise.

(c)

The holder of this Warrant agrees not to elect a Cashless Exercise on or before July 8, 2009.  The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the shares underlying this Warrant.

(d)

The Company shall register the shares of Common Stock into which the Warrant is convertible pursuant to:

(i)

the terms and conditions of the Registration Rights Agreement attached as Exhibit B; or

(i)

the Holder, and its designees, being hereby granted the right to “piggyback” the Warrant Shares issuable and/or issued upon exercise of this Warrant (such shares being referred to herein as “Registrable Securities”) on each registration statement filed by the Company so long as the registration form to be used is suitable for the registration of the Registrable Securities (a “Piggyback Registration”) (it being understood that the form S-8 and Form S-4 may not be used for such purposes), all at the Company’s cost and expense (except commissions or discounts and fees of any of the Holders’ own professionals, if any; it being understood that the Company shall not be obligated to pay the fees of more than one counsel for the holders of Registrable Securities.)  The Company shall give each holder of Registrable Securities at least 15 days written notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8 and each holder of Registrable Securities shall have 10 days after receipt of such notice to notify the Company of its intent to include the Registrable Securities in the registration statement.  The Company shall keep any registration statement onto which any holder of Registrable Securities has “Piggybacked” its Registrable Securities current and effective for a period of up to 2 years from the date on which the holder is first entitled to sell the total number of its Registrable Securities registered thereunder.  If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all holders of the Registrable Securities and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (B) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Company securities.

Furthermore, the Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof.

(e)

Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the “Exercise Date”).  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(f)

As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i)

a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii)

in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

2.

Adjustments.

(a)

Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the “Original Issue Date”) effect a split or other subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that split or other subdivision shall be proportionately decreased.  If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)

Adjustment for Certain Dividends and Distributions.  In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

(1)

the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2)

the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c)

Adjustment of Purchase Price upon Issuance of Common Stock, Warrants, Options or other Instruments Convertible into Common Stock.  If the Company shall issue or sell any shares of Common Stock or Common Stock Equivalents (as hereinafter defined), whether from the Company's treasury or otherwise, for a consideration per share of Common Stock (for these purposes the holder of the Common Stock Equivalents shall be deemed to have exercised  the right to acquire Common Stock granted thereby to the fullest extent possible for the minimum consideration payable thereunder, referred to herein as a “deemed issuance”) less than the Purchase Price in effect immediately prior to such issue or sale, forthwith upon such issue or sale, the applicable Purchase Price in effect immediately prior to such issue or sale shall be reduced to the price at which such shares of Common Stock have been issued or have been deemed to have been issued.  “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.   The adjustments called for under this Subparagraph 2(c) shall not apply to the issuance of:   (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, and of any convertible securities, options or warrants issued and outstanding on the date of this Warrant, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(d)

Adjustments for Other Dividends and Distributions.  In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

(e)

Adjustment for Mergers or Reorganizations, etc.  If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of  Common Stock subject to this Warrant.  In such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(f)

Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of  Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3.

Fractional Shares.  The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

4.

Requirements for Transfer.

(a)

This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the “Act”), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

(b)

Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder to a party specified in Section 10(b) below, or (ii) a transfer made in accordance with Rule 144 under the Act.

(c)

Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERTO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

5.

No Impairment.  The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6.

Notices of Record Date, etc.  In the event:

(a)

the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b)

of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), any transfer or sale of all or substantially all of the stock or assets of the Company, any other transaction or series of related transactions in which the holders of capital stock of the Company before the transaction no longer hold at least 50% of the capital stock of the Company after the transaction(s), or any sale of securities by the Company by means of a private placement or pursuant to a registration statement, which results in gross proceeds to the Company of at least $3,500,000; or

(c)

of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

7.

Reservation of Stock.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8.

Exchange of Warrants.  Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of  Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

9.

Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.

Transfers, etc.

(a)

The Company will maintain a register containing the name and address of the Registered Holder of this Warrant.  The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

(b)

Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, to any partner, member, stockholder or affiliate of the Registered Holder, and any such transferee shall have the rights of the Registered Holder to the extent of the portion of this Warrant so transferred.  Such transfer shall be effective upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.  Nothing contained in this Section 10 shall limit the transferability of the Warrant Shares.

(c)

Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11.

Mailing of Notices, etc.  All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder.  All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below.  If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

12.

No Rights as Shareholder.  Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a shareholder of the Company.  Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

13.

Amendment or Waiver.  Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holder.

14.

Section Headings.  The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

15.

Governing Law.  This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

EXECUTED as of the Date of Issuance indicated above.

AIMS WORLDWIDE, INC.

/s/Gerald Garcia, Jr.

By:  Gerald Garcia, Jr.

[Corporate Seal]

Title:  President and Chief Executive Officer

ATTEST:

EXHIBIT I

PURCHASE FORM

To: AIMS WORLDWIDE, INC.

Dated:____________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. 1), hereby irrevocably elects to purchase (check applicable box):

☐

_____ shares of the  Common Stock covered by such Warrant; or

☐

the maximum number of shares of  Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________.  Such payment takes the form of (check applicable box or boxes):

☐

$______ in lawful money of the United States; and/or

☐

the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

Signature:

______________________

Address:

_______________________

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. 1) with respect to the number of shares of  Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:_____________________

Signature:________________________________

Signature Guaranteed:

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

EXHIBIT C

Form of Common Stock Purchase Warrant B-2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERTO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933

Warrant No. B-2	Number of Shares: 21,875,000
(subject to adjustment)
Date of Issuance: July 8th, 2008

AIMS WORLDWIDE, INC.

Common Stock Purchase Warrant

(Void after July 8, 2013)

AIMS Worldwide, Inc., a Nevada corporation (the “Company”), for value received, hereby certifies that FG Investment Holdings, LLC, or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on July 8, 2013, up to 21,875,000 shares of Common Stock, of the Company, at a purchase price of $0.50 cents per share.  The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.

1.

Exercise.

(a)

This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder or by the Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

(b)

(i)  Notwithstanding anything in Section 1(a) above to the contrary, the holder of this Warrant may, subject to subsection (c) below, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Purchase Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B-C))/B

(ii)

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the day immediately preceding the date of the Exercise Notice.

C = the Warrant Purchase Price then in effect at the time of such exercise.

(c)

Subject to all of the following conditions being met, the Company shall have the right to “Call” this Warrant, in whole or in part,  on or before January 1, 2010, thereby forcing a non-Cashless exercise by the Registered Holder (the “Call”):

(i)

the trading price of the Company’s common stock (based on a prior 15 day VWAP of the closing bid price) must be equal to or greater than $1.00,

(ii)

the Company’s Consolidated EBITDA (as defined in Exhibit A) shall equal or exceed $750,000 for the two most recent consecutive calendar quarters ending prior to the date of the Call notice and, post-closing of the financing provided by exercising the Call shall be projected to equal or exceed $1,750,000 (inclusive of the EBITDA forecast for the acquired compan(ies)) per calendar quarter,

(iii)

the proceeds derived from exercising the Call shall be used for acquisitions approved by the Registered Holder, such approval not to be unreasonably withheld, conditioned or delayed.

The Company may exercise its right to Call by telecopying written notice to the Registered Holder anytime after the conditions set forth in (i) – (iii) above have been satisfied.

(d)

If the right to Call this Warrant has not been canceled and the Company fails to exercise a Call, then the Registered Holder of this Warrant agrees not to elect a Cashless Exercise on or before January 1, 2010.  The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the shares underlying this Warrant.

(e)

The Company shall register the shares of Common Stock into which the Warrant is convertible pursuant to:

(i)

the terms and conditions of the Registration Rights Agreement attached as Exhibit B; or

(ii)

the Holder, and its designees, being hereby granted the right to “piggyback” the Warrant Shares issuable and/or issued upon exercise of this Warrant (such shares being referred to herein as “Registrable Securities”) on each registration statement filed by the Company so long as the registration form to be used is suitable for the registration of the Registrable Securities (a “Piggyback Registration”) (it being understood that the form S-8 and Form S-4 may not be used for such purposes), all at the Company’s cost and expense (except commissions or discounts and fees of any of the Holders’ own professionals, if any; it being understood that the Company shall not be obligated to pay the fees of more than one counsel for the holders of Registrable Securities.)  The Company shall give each holder of Registrable Securities at least 15 days written notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8 and each holder of Registrable Securities shall have 10 days after receipt of such notice to notify the Company of its intent to include the Registrable Securities in the registration statement.  The Company shall keep any registration statement onto which any holder of Registrable Securities has “Piggybacked” its Registrable Securities current and effective for a period of up to 2 years from the date on which the holder is first entitled to sell the total number of its Registrable Securities registered thereunder.  If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all holders of the Registrable Securities and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (B) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Company securities.

Furthermore, the Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof.

(f)

Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the “Exercise Date”).  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(g)

As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i)

a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii)

in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

2.

Adjustments.

(a)

Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the “Original Issue Date”) effect a split or other subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that split or other subdivision shall be proportionately decreased.  If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)

Adjustment for Certain Dividends and Distributions.  In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

(1)

the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2)

the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c)

Adjustment of Purchase Price upon Issuance of Common Stock, Warrants, Options or other Instruments Convertible into Common Stock.  If the Company shall issue or sell any shares of Common Stock or Common Stock Equivalents (as hereinafter defined), whether from the Company's treasury or otherwise, for a consideration per share of Common Stock (for these purposes the holder of the Common Stock Equivalents shall be deemed to have exercised  the right to acquire Common Stock granted thereby to the fullest extent possible for the minimum consideration payable thereunder, referred to herein as a “deemed issuance”) less than the Purchase Price in effect immediately prior to such issue or sale, forthwith upon such issue or sale, the applicable Purchase Price in effect immediately prior to such issue or sale shall be reduced to the price at which such shares of Common Stock have been issued or have been deemed to have been issued.  “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.   The adjustments called for under this Subparagraph 2(c) shall not apply to the issuance of:   (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, and of any convertible securities, options or warrants issued and outstanding on the date of this Warrant, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(d)

Adjustments for Other Dividends and Distributions.  In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

(e)

Adjustment for Mergers or Reorganizations, etc.  If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of  Common Stock subject to this Warrant.  In such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(f)

Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of  Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3.

Fractional Shares.  The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

4.

Requirements for Transfer.

(a)

This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the “Act”), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

(b)

Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder to a party specified in Section 10(b) below, or (ii) a transfer made in accordance with Rule 144 under the Act.

(c)

Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERTO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

5.

No Impairment.  The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

(6)

Notices of Record Date, etc.  In the event:

(a)

the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b)

of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), any transfer or sale of all or substantially all of the stock or assets of the Company, any other transaction or series of related transactions in which the holders of capital stock of the Company before the transaction no longer hold at least 50% of the capital stock of the Company after the transaction(s), or any sale of securities by the Company by means of a private placement or pursuant to a registration statement, which results in gross proceeds to the Company of at least $3,500,000; or

(c)

of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

7.

Reservation of Stock.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8.

Exchange of Warrants.  Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of  Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

9.

Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.

Transfers, etc.

(a)

The Company will maintain a register containing the name and address of the Registered Holder of this Warrant.  The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

(b)

Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, to any partner, member, stockholder or affiliate of the Registered Holder, and any such transferee shall have the rights of the Registered Holder to the extent of the portion of this Warrant so transferred.  Such transfer shall be effective upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.  Nothing contained in this Section 10 shall limit the transferability of the Warrant Shares.

(c)

Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11.

Mailing of Notices, etc.  All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder.  All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below.  If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

12.

No Rights as Shareholder.  Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a shareholder of the Company.  Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

13.

Amendment or Waiver.  Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holder.

14.

Section Headings.  The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

15.

Governing Law.  This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

EXECUTED as of the Date of Issuance indicated above.

AIMS WORLDWIDE, INC.

/s/ Gerald Garcia, Jr.

By:  Gerald Garcia, Jr.

[Corporate Seal]

Title:  President and Chief Executive Officer

ATTEST:

_________________________

EXHIBIT A

“Consolidated EBITDA” of any Person for any period, means Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense of such Person and its Subsidiaries, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses, prepayment fees paid to existing lenders, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Interest Expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets) and (c) any other non-cash income, all as determined on a consolidated basis; provided, that for purposes of calculating Consolidated EBITDA of the Company and its Subsidiaries for any period, (i) the Consolidated EBITDA of any Person acquired by the Company or its Subsidiaries during such period shall be excluded on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders’ equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Registered Holder and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Registered Holder and (ii) the Consolidated EBITDA of any Person Disposed of by the Company or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

EXHIBIT B

Registration Rights Agreement

EXHIBIT I

PURCHASE FORM

To: AIMS WORLDWIDE, INC.

Dated:____________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. 1), hereby irrevocably elects to purchase (check applicable box):

☐

_____ shares of the  Common Stock covered by such Warrant; or

☐

the maximum number of shares of  Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________.  Such payment takes the form of (check applicable box or boxes):

☐

$______ in lawful money of the United States; and/or

☐

the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

Signature:

______________________

Address:

_______________________

_______________________

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. 1) with respect to the number of shares of  Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:_____________________

Signature:________________________________

Signature Guaranteed:

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

EXHIBIT D

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the 8th day of July, 2008, by and among AIMS Worldwide, Inc., a corporation organized and existing under the laws of the State of Nevada (“AIMS” or the “Company”), and FG Investment Holdings, LLC, a Delaware limited liability company (hereinafter referred to as the “Investor”). Unless defined otherwise, capitalized terms herein shall have the identical meaning as in the Series B Preferred Stock and Warrant Purchase Agreement of even date herewith (the “PSPA”).

PRELIMINARY STATEMENT

WHEREAS, pursuant to the PSPA, of even date herewith, by and among AIMS WORLDWIDE, INC. and the Investor, as part of the consideration, Investor shall receive Preferred Stock and Warrants, which upon conversion and exercise, in accordance with the terms of the PSPA entitle the Investor to receive Shares of AIMS WORLDWIDE INC.; and

WHEREAS, the ability of the Investor to sell their Shares of Common Stock is subject to certain restrictions under the 1933 Act; and

WHEREAS, as a condition to the PSPA, AIMS WORLDWIDE, INC. has agreed to provide the Investor with a mechanism that will permit such Investor, subject to a market stand-off agreement, to sell its Shares of Common Stock in the future.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER

1.1

Incorporation by Reference.  The foregoing recitals and the Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2

Superseder.  This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law.  A copy of this Agreement shall be filed at the Company’s principal office.

ARTICLE II

DEMAND REGISTRATION RIGHTS

2.1

"Registrable Securities" means and includes the Shares of AIMS WORLDWIDE, INC. underlying the Preferred Stock and Warrants issued pursuant to the PSPA, and any other Shares acquired by the Investor that are unregistered. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by AIMS WORLDWIDE, INC. and AIMS WORLDWIDE, INC. shall not have "stop transfer" instructions against them.  "Shares" shall mean, collectively, the shares of Common Stock of the Company issuable upon conversion of the Preferred Stock, the shares of Common Stock of the Company issuable upon exercise of the Warrants, and any unregistered shares of Common Stock of the Company acquired by the Investor in any subsequent transaction.

2.2

Demand Registration.  At any time after the Second Closing, the Investor may demand the registration, once and only once, under the 1933 Act of all or part of the Registrable Shares then outstanding (a "Demand Registration"). Subject to the conditions of Article 3, the Company shall use its best efforts to file such registration statement under the 1933 Act as promptly as practicable after the date any such request is received by the Company and to cause such registration statement to be declared effective. The Company shall notify the Investor promptly when any such registration statement has been declared effective.  If more than eighty percent (80%) of the Shares issuable under the PSPA have been registered or sold, this provision shall expire.

2.3

Registration Statement Form. Registration under Section 2.2 shall be on the appropriate registration form of the SEC as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Registration Statement; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

2.4

Expenses. The Company will pay all Registration expenses in connection with any registration required by under Section 2.2 herein.

2.5

Effective Registration Statement. A registration requested pursuant to Section 2.2 shall not be deemed to have been effected:  (i) unless a registration statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company unless the holders of the Registrable Securities shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason or (iii) if, after it has become effective, such registration ceases to be effective for more than the allowable Black-Out Periods (as defined herein).

2.6

Plan of Distribution. The Company hereby agrees that the Registration Statement shall include a plan of distribution section reasonably acceptable to the Investor; provided, however, such plan of distribution section shall be modified by the Company so as to not provide for the disposition of the Registrable Securities on the basis of an underwritten offering.

ARTICLE III

INCIDENTAL REGISTRATION RIGHTS

3.1

Right to Include (“Piggy-Back”) Registrable Securities.   Provided that the Registrable Securities have not been registered, if at any time after the date hereof but before the second anniversary of the date hereof, the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Article 2), on an underwritten basis (either best-efforts or firm-commitment), then, the Company will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders of Registrable Securities' rights under this Section 3.1. Upon the written request of any such holders of Registrable Securities made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holders of Registrable Securities and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holders of Registrable Securities and, thereupon, (i) in the case of a  determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Article 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration affected under this Section 3.1 shall relieve the Company of its obligation to affect any registration upon request under Article 2. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1. The right provided the Holders of the Registrable Securities pursuant to this Section shall be exercisable at their sole discretion and will in no way limit any of the Company's obligations to pay the Securities according to their terms.

3.2

Priority in Incidental Registrations. If the managing underwriter of an underwritten offering contemplated by this Article 3 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second Registrable Securities and (iii) securities of other selling security holders requested to be included in such registration.

ARTICLE IV

REGISTRATION PROCEDURES

4.1

REGISTRATION PROCEDURES. If and whenever the Company is required to affect the registration of any Registrable Securities under the 1933 Act as provided in Section 2.2, the Company shall, as expeditiously as possible:

(i)

prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the 1933 Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC, as soon as practicable, (with respect to a registration pursuant to Section 2.2); provided, however, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

(ii)

with respect to any registration statement pursuant to Section 2.2, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of twenty-four (24) months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than 10 consecutive Trading Days or an aggregate of 10 Trading Days during each year (each a "Black-Out Period")) or such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities (such period, in each case, the "Registration Maintenance Period");

 (iii)

furnish to each holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such holder of Registrable Securities and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder of Registrable Securities;

(iv)

use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other U.S. federal or state securities laws or U.S. state blue sky laws as any U.S. holder of Registrable Securities thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such holder of Registrable Securities to consummate the disposition in such jurisdictions of the securities owned by such holder of Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(v)

use its commercially reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the U.S. holder of Registrable Securities thereof to consummate the disposition of such Registrable Securities;

(vi)

furnish to each holder of Registrable Securities a signed counterpart, addressed to such holder of Registrable Securities, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such holder of Registrable Securities) including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and

(vii)

notify the Investor and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

(A)

when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(B)

of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

(C)

of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

(D)

of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(viii)

notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder of Registrable Securities promptly prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(ix)

use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(x)

otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

(xi)

enter into such agreements and take such other actions as the Investor shall reasonably request in writing (at the expense of the requesting or benefiting Investor) in order to expedite or facilitate the disposition of such Registrable Securities; and

(xii)

use its commercially reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

The Company may require each holder of Registrable Securities as to which any registration is being affected to furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.2

The Company will not file any registration statement pursuant to Section 2.2, or amendment thereto or any prospectus or any supplement thereto to which the Investor shall reasonably object, provided that the Company may file such documents in a form required by law or upon the advice of its counsel.

4.3

The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Preferred Stock Purchase Agreement.

4.4

Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of Section 4.1, such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 4.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

ARTICLE V

UNDERWRITTEN OFFERINGS

5.1

Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the 1933 Act as contemplated by Section 3.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 3.1 and subject to the provisions of Section 3.2, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters.

5.2

Participation In Underwritten Offerings. No holder of Registrable Securities may participate in any underwritten offering under Section 3.1 unless such holder of Registrable Securities (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder of Registrable Securities expressly for use in the related registration statement or representations, warranties or agreements regarding such holder of Registrable Securities, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

5.3

Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

ARTICLE VI

INDEMNIFICATION

6.1

Indemnification by the Company. In the event of any registration of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

6.2

Indemnification by the Investor. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the prospective holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder of Registrable Securities specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Investor. The indemnification by the Investor shall be limited to the amount they have invested on the Closing Date.

6.3

Notices Of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 6.1 and Section 6.2, such indemnified party will, if  claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 6.1 and Section 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

6.4

Other Indemnification. Indemnification similar to that specified in Sections 6.1 and Section 6.2 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

6.5

Indemnification Payments. The indemnification required by Sections 6.1 and Section 6.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

6.6

Contribution. If the indemnification provided for in Sections 6.1 and Section 6.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation (even if the holders of Registrable Securities and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this Section 6.6, no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VII

RULE 144

7.1

Rule 144. The Company shall timely file the reports required to be filed by it under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the 1934 Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 7.1.

ARTICLE VIII

MISCELLANEOUS

8.1

Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the fifty-one percent (51%) or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

8.2

Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by a holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, then the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

8.3

Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the PSPA or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

8.4

Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

8.5

Subsequent Holders. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Investor shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of an Investor designated representative to act on behalf of such holder pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Investor designated representative and be binding on all persons for all purposes.

8.6

Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

8.7

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.

8.8

Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of New York. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State or Federal Courts serving the State of New York. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

8.9

Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

8.10

Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

8.11

Binding Effect.  All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

8.12

Preparation of Agreement.  This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation.  The parties acknowledge each contributed and is equally responsible for its preparation.

8.13

Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

8.14

Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

AIMS WORLDWIDE, INC.

By: /s/ Gerald Garcia, Jr.

Gerald Garcia, Jr.

Title:  President

INVESTOR

FG Investment Holdings, LLC

By: /s/ James P. Gregory

James P. Gregory

Managing Member

SCHEDULE 1: Exceptions to Representations and Warranties

None.

Disclosures

Schedule 1.1(b) - Wire Instructions

WIRE TO:

Access National Bank

Attn.:  Ricardo Carmenates

8233 Old Courthouse Road, #120

Vienna, VA  22182

703-871-1800

FAX 703-448-8805

Schedule 2.1 – Evidence of Good Standing Disclosure

▪HOME ▪ABOUT ROSS ▪NEWS ▪FAQ ▪CONTACT US ▪SEARC

BATTLE BORN
NEVADA
Nevada Secretary of State
Ross Miller

Information Center | Election Center | Business Center | Licensing Center | Securities Center | Online Services

Commercial eFilings Home | User Info | Job History | Logout | Shopping Ca

Online Services - Commercial eFilings

Entity Details

Review the entity information, including the list of officers. At the bottom of the list are buttons that allow you to request a Certificate of Good Standing or file an Annual List, Amended List or Initial List; whichever is applicable at this time. Click the appropriate button to begin.

Name: AIMS WORLDWIDE, INC.

Central Index Key:1094363

Type: Corporation	**File Number:**C5521-1996	**State:**NV	**Incorporated On:**03/13/1996
Status:ACTIVE	**Corp Type:**NRS78 - Domestic Corporation		
Registered Agent:	GATEWAY ENTERPRISES, INC.		
Address:	3230 E. FLAMINGO ROAD		
Address:	SUITE 156		
LAS VEGAS	NV	89121	
President:	GERALD GARCIA JR		
Address:	10400 EATON PL #203		
Address:			
FAIRFAX	VA	22030	
Secretary:	B JOSEPH VINCENT		
Address:	10400 EATON PL #203		
Address:			
FAIRFAX	VA	22030	
Treasurer:	PATRICK J SUMMERS		
Address:	10400 EATON PL #203		
Address:			
FAIRFAX	VA	22030	
Director:	GERALD GARCIA JR		
Address:	10400 EATON PL #203		
Address:			
FAIRFAX	VA	22030

Nevada Secretary of State, Ross Miller. Copyright 2007. All rights reserved.

Schedule 2.2 – Post Closing Capitalization Information Disclosure

AIMS Worldwide, Inc., Capitalization Table

As of June 30, 2008	# Shares Pref. Stock	Warrants	# Shares Com. Stock

# Shares Common Stock Outstanding			47,791,621
# Shares Pref. Stock Outstanding	-

# Shares CS Reserved Due to Options/Warrants			18,077,500

# Shares Com. Stock Reserved
Due to Contingencies-PPO			9,983,651
# Shares Com. Stock Reserved
Due to Contingencies-Agreements			1,156,576
# Shares Com. Stock Reserved
Due to Contingencies-Staff Options/Grants 2008			2,000,000

Fully Diluted Shares Pre-Closing	-		79,009,348

SPA AND WARRANTS/OPTIONS TERMS
LIBERTY/LEROTA
	# Shares Pref. Stock	Warrants	# Shares Com. Stock

SPA	2,187,500		10,937,500
2nd Rd SPA	2,812,500		14,062,500
Warrant A		21,875,000	21,875,000
Warrant B		4,000,000	4,000,000
Warrant C		6,000,000	6,000,000
Warrant D		6,000,000	6,000,000
Minimum 120 Day Acquisition Penalty	500,000		2,500,000
Minimum EBITDA Threshold	1,600,000		8,000,000
Lerota Warrant		3,143,750	3,143,750
Lerota Acquisition Penalty Warrant		187,500	187,500
Lerota Minimum EBITDA Warrant		825,000	825,000

Liberty/Lerota TOTALS	7,100,000	42,031,250	77,531,250

SPA AND WARRANTS/OPTIONS TERMS
FG INVESTMENTS, LLC
	# Shares Pref. Stock	Warrants	# Shares Com. Stock

PSPA	93,750		468,750
Warrant B-1		6,000,000	6,000,000
PSPA	1,406,250		7,031,250
Warrant B-2		21,875,000	21,875,000
PSPA	1,312,500		6,652,500

FG Investments TOTALS	2,812,500	27,875,000	41,937,500

SUMMARY
	# Shares Pref. Stock	Warrants	# Shares Com. Stock

Total # PS after Agrs. & Acquis.	9,912,500
Fully Diluted # CS after Agrs. & Acquis.			198,478,098

A of 6/30/08, # Shares Authorized	20,000,000		200,000,000

Shares Remaining Auth. Undsitributed	10,087,500		1,521,902

ADDL. INFORMATION
WITHOUT LIBERTY/LEROTA
	# Shares Pref. Stock	Warrants	# Shares Com. Stock

Total # PS after Agrs. & Acquis.	2,812,500
Fully Diluted # CS after Agrs. & Acquis.			120,946,848

A of 6/30/08, # Shares Authorized	20,000,000		200,000,000

Shares Remaining Auth. Undistributed	17,187,500		79,053,152

     Note:  No shares reserved for acquisitions

Schedule 2.3 – Subsidiaries and Affiliate Corporations of AIMS Worldwide, Inc. Disclosure

AIMS Worldwide, Inc., Corporate Headquarters, 10400 Eaton Place, #203, Fairfax, VA 22030, Joseph Vincent, Chairman and Vice President for Mergers and Acquisitions, ext. 2257; Gerald Garcia, President CEO, ext. 2256; Patrick J. Summers, CFO and Controller, ext. 2254; Alice Ann Toole Vice President Marketing and Communications, ext. 2255.  a publicly-traded corporation; stock symbol “AMWW.OTB”  <AIMSWorldwide.com>

________________________________________________

AIMS Interactive, Inc., 10400 Eaton Place, #203, Fairfax, VA 22030, Patrick Summers, Controller.  A wholly-owned subsidiary of AIMS Worldwide, Inc.

ATB Media, Inc., 10400 Eaton Place, #203, Fairfax, VA 22030; Michael Foudy, President; Patrick Summers, Controller.  A wholly-owned subsidiary of AIMS Worldwide, Inc.

Barbara Overhoff, Inc., d/b/a Bill Main and Associates, 236 Broadway, 2nd floor, Chico, CA 95928, William Tucker Main, Chairman and CEO; Barbara Overhoff Geshekter, President and COO; Cynthia Wanklin, CFO and Controller.  A wholly-owned subsidiary of AIMS Worldwide, Inc.  <BillMain.com>

Harrell, Woodcock, and Linkletter, 10400 Eaton Place, #203, Fairfax, VA 22030; David Woodcock, President, and Patrick Summers, Controller.  A wholly-owned subsidiary of AIMS Worldwide, Inc.

IKON Public Affairs Group, LLC, 1307 North Fourteenth Street, Arlington, VA 22209; 202-337-6600 voice, 202-558-6492 fax; Craig Snyder, Managing Partner; also located 837 Sherman St., Suite 2-D, Denver, CO 80220; 303-861-0223 voice, 303-861-0224 fax; Dominic DelPapa, Partner.  55% owned by AIMS Worldwide, Inc.; remaining 45% owned by IKON Holdings, Inc.  <IKONInc.net>

Streetfighter Marketing, Inc., d/b/a Street Fighter Marketing, 467 Waterbury Court, Gahanna, OH 43230, 614-337-7474, fax 614-337-2233; Jeff Slutsky, Pres/CEO; Marc Slutsky, Executive Vice President.  A wholly-owned subsidiary of AIMS Worldwide, Inc.  <StreetFighterMarketing.com>

Target America, Inc., 10560 Main Street, #301, Fairfax, VA 22030, 703/383-6905, fax 703/383-6907; James McGee, President; also located Indianapolis, IN; Nancy Johnson, Vice President and COO; 317-422-1058, FAX 317-422-1060.  A wholly-owned subsidiary of AIMS Worldwide, Inc.  <TgtAm.com>

Disclosure Schedule 2.4 - Authorization for Binding Resolution

follows; this page intentionally left bank

AIMS Worldwide, Inc. 10400 Eaton Place, #203 Fairfax, VA 22030 Tel 703.621.3875 Fax 703.621.3870 AIMSWorldwide,com

Board of Directors Meeting Minutes

Monday, July 7, 2008, 5:00 PM

Via email

Call to Order

Meeting called to order at 5:00 p.m. on Monday, July 7, 2008, by Chairman B. Joseph Vincent.  In attendance were CEO and President Gerald Garcia, Jr., CFO and Controller Patrick J. Summers, and Board members Thomas W. Cady, Theodore L. Innes, and Herbert I. London.

Resolution

Joseph Vincent moved to accept the following action by consent:

Whereas, the Board of Directors having previously approved the Series B Preferred Stock and Warrant Purchase Agreement (the “Agreement”) by and between AIMS Worldwide, Inc., a Nevada corporation (the “Company”) and FG Investment Holdings, LLC, a Delaware limited liability company (“Purchaser”); and

Whereas, the Agreement requires the Company to authorize a class of Preferred Stock entitled Series B Preferred Stock; be it therefore

Resolved, that the Board of Directors hereby approves and authorizes 5,000,000 shares of preferred stock be designated Series B Preferred Stock which stock shall have the rights and preferences as defined on the Series B Preferred Stock Designation, a copy of which is attached hereto and made a part hereof; and

Further resolved, that the Board of Directors authorizes the Officers of the Company to take the appropriate actions to implement this resolution, including filing the Series B Preferred Stock Designation with the State of Nevada and any other filings or disclosures as required or deemed necessary.

Seconded by Gerald Garcia, Jr.  Passed unanimously.

Adjournment

Gerald Garcia, Jr., moved to adjourn at 5:10 p.m.  Seconded by Joseph Vincent.  Passed unanimously.

/s/ Gerald Garcia, Jr.

Gerald Garcia, Jr.

/s/ B. Joseph Vincent

B. Joseph Vincent

_________________________________________________________

Thomas W. Cady

_________________________________________________________

Theodore L. Innes

                                                                             /S/  7-7-08

Herbert I. London

AIMS WORLDWIDE, INC.

CERTIFICATE OF DESIGNATIONS OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES B PREFERRED STOCK

        The undersigned, Gerald Garcia, Jr. and B. Joseph Vincent, do hereby certify that:

                1. They are the President and Secretary, respectively, of AIMS WORLDWIDE, INC., a Nevada corporation (the “Corporation”).

                2. The Corporation is authorized to issue 20,000,000 shares of preferred stock, 7,500,000 of which have been previously designated Series A Preferred Stock and such Series A Preferred Stock cannot be subordinated in preference to any other Series of stock unless approved by the holders of the Series A Preferred Stock or such Series A Preferred Stock is cancelled, retired, or revoked.

                3. The following resolutions were duly adopted by the Board of Directors:

        WHEREAS, the Certificate of Incorporation of the Corporation, as amended, provides for a class of its authorized stock known as preferred stock, comprised of 20,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

        WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any Series and the designation thereof, of any of them;

        WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, establish the Certificate of Designation for the Series B Preferred Stock, the corporation has the authority to issue, as follows:

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to the Series B Preferred Stock as follows:

SERIES B PREFERRED STOCK DESIGNATION

Section 1.

Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock" means the Corporation's common stock, par value $0.001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Ratio” shall have the meaning set forth in Section 6(a).

“Conversion Value” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Preferred Stock are convertible in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all Conversion Shares by the Holder, who shall be named as a “selling stockholder” thereunder, all as provided in the Registration Rights Agreement.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b) hereof.

“Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, and of any convertible securities, options or warrants issued and outstanding on the date of this Certificate of Designations, provided that such securities have not been amended since the date of this Certificate of Designations to increase the number of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 7(f)(iii) hereof.

“Holder” shall have the meaning given such term in Section 2 hereof.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Corporation other than those securities that are explicitly senior in rights or liquidation preference to the Preferred Stock.

“Original Issue Date” shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means a corporation, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Preferred Stock Purchase Agreement, dated as July 8, 2008, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms, a copy of which is on file at the principal offices of the Corporation.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, to which the Corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Securities” means the authorized Series A Preferred Stock of the Company.

“Subsidiary” shall mean a corporation, limited liability company, partnership, joint venture or other  business entity of which the Corporation owns beneficially or of record more than 19% of the equity interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Transaction Agreements” shall have the meaning set forth in the Purchase Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Preferred Stock then outstanding.

         Section 2.     Designation, Amount and Par Value. The series of preferred stock shall be designated as the Corporation’s Series B Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 5,000,000 which shall not be subject to increase without the consent of all of the holders of the Preferred Stock (each a “Holder” and collectively, the “Holders”).  Each share of Preferred Stock shall have a par value of $0.001 per share.  Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.

Section 3.

Dividends and Other Distributions.  No dividends shall be payable with respect to the Preferred Stock.  No dividends shall be payable with respect to the Common Stock while the Preferred Stock is outstanding.  The Common Stock shall not be redeemed while the Preferred Stock is outstanding.

Section 4.

Voting Rights and Holder Approvals. The Preferred Stock shall have voting rights equal in all aspects to the number of shares of shares of Common Stock represented by such Preferred Stock on an as converted basis and shall be entitled to vote on any and all matters brought to a vote of shareholders of Common Stock and all matters brought to a vote of shareholders of Preferred Stock. Furthermore, so long as any shares of Preferred Stock are outstanding:

a)       The Corporation shall not, without the affirmative approval of the Holders of the shares of the Preferred Stock then outstanding, (A) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (B) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Preferred Stock, or any stock possessing greater voting rights or the right to convert at a more favorable price than the Preferred Stock, (C) amend its certificate or articles of incorporation or other charter documents in breach of any of the provisions hereof, (D) increase the authorized number of shares of Preferred Stock, or (E) enter into any agreement with respect to the foregoing;

b)

     The Corporation shall (A) cause the appointment of a director to the Board of Directors as approved by a  majority of the Holders of the shares of Preferred Stock, (B) maintain, commencing 60 days from the date hereof, a Board of Directors with a majority of the Directors being Independent Directors, (C) maintain,  a Board of Directors’ Audit Committee and a Board of Directors’ Compensation Committee with the majority of members being Independent Directors, (D) be managed by and under the direction of its Board of Directors which may exercise all lawful powers of the Corporation, including but not limited to, the election of officers and agents for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors, and (E) not convene a Board of Directors meeting or Board of Directors Committee meeting without a quorum of Directors being comprised of a majority of Independent Directors; and

    c)

    The Corporation shall not, without the affirmative approval of the Holders of the shares of the Preferred Stock then outstanding, (A) enter into any agreement with, or distribute any assets or equity to, Company Stockholders, with the exception of such distributions made in accordance with the Purchase Agreement or participation in the Company’s Option Plan; (B) delist the Corporation’s Common Stock from a Trading Market; or (C) purchase, or enter into any option to purchase, any equity or convertible debt instrument of the Corporation.

Section 5.

Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to 32 cents ($0.32), (the “Liquidation Value”) before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  A Fundamental Transaction or Change of Control Transaction shall not be treated as a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 70 days prior to the payment date stated therein, to each record Holder.

Section 6.

Conversion.

a)

Conversions at Option of Holder. Each share of Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(b)), into five (5) shares of Common Stock (as adjusted as provided below, the “Conversion Ratio”) at the option of the Holders, at any time and from time to time from and after the Original Issue Date.  Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) as fully and originally executed by the Holder, together with the delivery by the Holder to the Corporation of the stock certificate(s) representing the number of shares of Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Corporation or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Corporation by overnight delivery service (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Corporation. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued.  The initial value of the Preferred Stock, on an as converted to Common Stock basis (calculated utilizing the Conversion Ratio), on the Conversion Date shall be equal to $0.32, per share (as adjusted pursuant to Section 7 or otherwise as provided herein, the “Conversion Value”).  If the initial Conversion Value is adjusted pursuant to Section 7 or as otherwise provided herein, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall equal the Liquidation Value divided by the new Conversion Value.  Thereafter, subject to any further adjustments in the Conversion Value, each share of Preferred Stock shall be convertible into that number of shares of Common Stock equal to the new Conversion Ratio.

b)

Reserved.

c)

Mechanics of Conversion

(i)

Delivery of Certificate Upon Conversion. Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver to the Holder (A) as applicable either (1) prior to the Effective Date, a certificate or certificates with 144 restrictions representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock or 2 days after the Effective Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). After the Effective Date, the Corporation shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Corporation under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion.

i.

Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Corporation as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Preferred Stock.  The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

ii.

Fractional Shares. Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of the Common Stock.

iii.

Transfer Taxes.  The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.

Certain Adjustments.

a)

Stock Dividends and Stock Splits.  If the Corporation, at any time while the Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to this Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)

Subsequent Equity Sales.  Neither the Corporation nor any Subsidiary, as applicable, at any time while Preferred Stock is outstanding, without the express written consent of the Preferred Holders, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share less than the then Conversion Value (“Dilutive Issuance”), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Value, such issuance shall be deemed to have occurred for less than the Conversion Value).

c)

Subsequent Rights Offerings.  The Corporation, at any time while the Preferred Stock is outstanding, shall not issue rights, options or warrants to holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Value.

d)

Pro Rata Distributions. If the Corporation, at any time while Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Value shall be determined by multiplying such Conversion Value in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)

Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) actually issued and outstanding.

f)

Notice to Holders.

i.

Adjustment to Conversion Price.  Whenever the Conversion Value is adjusted pursuant to any of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Value after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Corporation issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

Notice to Allow Conversion by Holder.  If (A) the Corporation shall declare a dividend (or any other distribution) on the Common Stock; (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation; then in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the  stock books of the Corporation, at least 70 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  Any and all Conversion Shares issued or issuable upon conversion shall be entitled to share in such transaction notwithstanding the record date of such transaction so long as the Holders of the Preferred Stock elect to convert their shares of Preferred Stock into Conversion Shares prior to the expiration of such 70-day notice period.

ii.

Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 7 in respect of an Exempt Issuance.

iii.

Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iii) and insuring that this Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Section 8.

Miscellaneous.

a)

Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address provided in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)

Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

c)

Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

d)

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate this ___ day of July 2008.

/s/ Gerald Garcia, Jr. Name: Gerald Garcia, Jr. Title: President	/s/ B. Joseph Vincent Name: B. Joseph Vincent Title: Secretary

Schedule 2.7 - Legal Issues Disclosure

(a)

Jose R. Trujillo v. Michael L. Foudy, AIMS Worldwide, Inc., American Institute for Full Employment, The Committee for Good Common Sense, et al., in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida, case No. 502005CA005603XXXXMB, affidavit filed December 9, 2005.

(b)

The Company is in dispute with Funai Corporation regarding amounts owed for services rendered to the Company for fulfillment of a contract executed by both parties.  Both parties shave been in deliberations, but the Company may pursue litigation to recover its fees for time and charges.

(c)

AIMS Worldwide, Inc., entered into an agreement with Liberty Growth Fund, LP ("Liberty') as of July 19, 2007 (the "Liberty Agreement"). The acquisition documents included a Purchase Agreement for the Acquisition of Series A Preferred Shares and a Registration Rights Agreement. Liberty defaulted in its obligation to pay the purchase price, and the status of these shares remains subject to subsequent events which may impact the capitalization herein described. Subsequent to the transaction, the one Liberty principal died (November 2007) and no contact representing Liberty has emerged to date.

Schedule 2.8 – Intellectual Property Disclosure

AIMS Worldwide, Inc., holds common law trademarks on AIMS™ and ROMI™, and One-2-One™.  AIMS™ is a unique doctrine, process, intellectual property, delivery system and corporate development method.  AIMS™ and its consultancy brand AIMSolutions will maximize the client’s Return On Marketing Investment (“ROMI™”) in the process.

One-2-One™ is also a trademark/service mark owned by AIMS.  This system can meet and exceed a client company’s goals and objectives to expand their top line revenues, market and Customer Relationship Management (“CRM”™) at lower cost than legacy advertising and marketing communications programs.

Myaims.com is an intellectual property for our online business and delivery service of our products.  Our websites, www.myaims.com and www.aimsworldwide.com are registered internet domain names owned and controlled by AIMS.

MYRA™ (MY Research Assistant) is an internally-developed, proprietary, online, email-generated, search engine driven, accurate integrated marketing solution owned by AIMS Worldwide, Inc.  MYRA’s design, development, source code, and unique dashboard-driven process is currently a trade secret.  AIMS Worldwide, Inc. has received initial patent, use patent, and federal trademark review and application proposal from Finnegan, Henderson, Farabow, Garrett, & Dunner, LLP (“Finnegan”).  The management of AIMS Worldwide, Inc., intends to commence patent, trademark, and related intellectual property protection via the offices of Finnegan.

Schedule 2.15 – Financial Statements as of March 31, 2008, Disclosure

Financial Statements (unaudited)

The accompanying balance sheet of AIMS™ Worldwide, Inc. at March 31, 2008, and the related statements of operations, shareholders deficit and cash flows, for the three months ended March 31, 2008 and 2007 have been prepared by our management in conformity with accounting principles generally accepted in the United States of America.  In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature.

Operating results for the three months ended March 31, 2008, are not necessarily indicative of the results that can be expected for the year ending December 31, 2008.

AIMS Worldwide, Inc.

Condensed, Consolidated Balance Sheets

Assets

	March 31	December 31
	2008	2007
Current assets	(Unaudited)
Cash	$122,926	$138,593
Accounts receivable, net	225,573	174,063
Inventory	6,854	7,269
Prepaid expense	39,535	34,399
Total current assets	394,888	354,324

Property and equipment
At cost, net of accumulated depreciation of $26,180	203,334	185,366

Other assets
Deposits and other assets	104,140	111,640
Prepaid offering costs	402,064	402,064
Goodwill, net of impairment of $87,431	3,908,755	3,908,755
Intangible assets, net of amortization of $424,907	1,810,066	1,899,950
Total other assets	6,225,025	6,322,409

Total assets	$6,823,247	$6,862,099

Liabilities and Stockholders’ Deficit

Current liabilities
Accounts payable	$743,430	$634,555
Accounts payable - related parties	203,023	146,022
Deferred revenue	75,934	62,083
Current portion of long term debt	52,945	63,477
Notes payable	1,747,348	1,715,907
Notes payable - related parties	1,005,971	975,971
Accrued interest payable	991,377	947,456
Accrued interest payable - related parties	860,495	845,201
Total current liabilities	5,680,523	5,390,672
Long term debt	559,919	536,825
Total liabilities	6,240,442	5,927,497
Minority interest	(240,155)	(205,829)
Contingencies (see Note C)	-	-
Stockholders' equity
Preferred stock held in escrow, $.001 par value,
20,000,000 shares authorized, 7,100,000
shares issued and 2,128,500 outstanding	7,100	7,100
Common stock, $.001 par value, 200,000,000 shares
authorized, 46,043,343 shares issued and outstanding	46,043	44,587
Additional paid-in capital – preferred stock	3,488,929	3,488,929
Additional paid-in capital – common stock	10,201,039	9,920,486
Stock subscription receivable	(50,000)	(50,000)
Deficit retained	(12,870,151)	(12,270,671)
Total stockholders' equity	822,960	1,140,431

Total liabilities and stockholders' equity	$6,823,247	$6,862,099

See accompanying notes to condensed, consolidated financial statements

AIMS Worldwide, Inc.

Condensed, Consolidated Statements of Operations

(unaudited)

	Three Months Ended
	March 31,
	2008	2007

Revenue	$1,244,213	$109,328

Operating expenses
Cost of sales	31,845	26,230
General and administrative expenses	1,769,236	455,897
	1,801,081	482,127

Operating loss	(556,868)	(372,799)

Interest expense, net	(61,646)	(33,646)
Interest expense, net - related parties	(15,293)	(27,200)
Minority interest	34,327	-

Loss from continuing operations before provision for income taxes	(599,480)	(433,645)

Income taxes	-	-

Loss from continuing operations	(599,480)	(433,645)

Earnings from equity investments held for sale, net of income taxes	-	(3,197)

Net loss	$(599,480)	$(436,842)

Net loss available to common shareholders after beneficial conversion feature	$(599,480)	$(436,842)

Basic and diluted loss per share from continuing operations	$(0.01)	$(0.01)

Basic and diluted loss per share to common shareholders	$(0.01)	$(0.01)

Weighted average number of
shares outstanding	45,249,522	40,643,392

See accompanying notes to condensed, consolidated financial statements

AIMS Worldwide, Inc.

Condensed, Consolidated Statements of Changes in Shareholders’ Deficit

(unaudited)

			Additional			Additional	Stock	Stock
	Common Stock		Paid-in	Preferred Stock		Paid-in	Held In	Subscription	Accumulated
	Shares	Amount	Capital	Shares	Amount	Capital	Escrow	Receivable	Deficit	Total

Balance,
January 1, 2008	44,586,575	$44,587	$9,920,486	7,100,000	$7,100	$3,488,929	$ -	$(50,000)	$(12,270,671)	$1,140,431

Common stock
issued for cash	1,366,666	1,367	232,412	-	-	-	-	-	-	233,779

Common stock
issued for services	90,102	90	48,140	-	-	-	-	-	-	48,230

Loss for period	-	-	-	-	-	-	-	-	(599,480)	(599,480)

Balance,
March 31, 2008	46,043,343	$46,043	$10,201,039	7,100,000	$7,100	$3,488,929	$ -	$(50,000)	$(12,870,151)	$822,960

See accompanying notes to condensed, consolidated financial statements

AIMS Worldwide, Inc.

Condensed, Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended
	March 31,
	2008	2007
Cash flows from operating activities:
Net loss	$(599,480)	$(436,842)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	99,079	41,742
Loss (income) from equity investments	-	(34,443)
Loss (income) from minority interest	(34,327)	-
Stock issued to employees and others for services	48,230	39,840
	(486,498)	(389,703)
Changes in current assets and liabilities:
Accounts receivable and other current assets	(48,732)	73,115
Accounts payable and other current liabilities	238,941	199,644
Net cash used in operating activities	(296,289)	(116,944)

Cash flows from investing activities:
Purchase of equipment	(27,164)	-
Distributions from equity investments	-	26,500
Investment in subsidiaries and equity investments	-	(17,390)
Net cash provided by (used in) investing activities	(27,164)	9,110

Cash flows from financing activities:
Proceeds from sale of common stock	234,000	85,000
Offering costs for sale of stock	(221)	-
Proceeds from investor subscription paid	-	50,000
Proceeds of notes payable, net	74,007	-
Repayments of notes payable	-	(1,256)
Net cash provided by financing activities	307,786	133,744

Net increase (decrease) in cash	(15,667)	25,910

Cash, beginning of period	138,593	16,942
Cash, end of period	$122,926	$42,852

Cash paid during the period for:
Interest	$17,755	$9,804
Income taxes	$-	$-

Non-cash investing and financing activities
Stock issued to escrow for acquisition	$-	$170,890
Stock issued to settle debt	$-	$23,000

See accompanying notes to condensed, consolidated financial statements

AIMS™ WORLDWIDE, INC.

Notes to Condensed, Consolidated Financial Statements

(Unaudited)

NOTE A:  BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the instructions for Form 10-Q.  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the financial statements contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations, and cash flows of the Company for the interim periods presented.  Prior periods have been restated to reclassify discontinued from continuing operations.

The results for the three months ended March 31, 2008, are not necessarily indicative of the results of operations for the full year.  These financial statements and related footnotes should be read in conjunction with the financial statements and footnotes thereto included in the Company’s Form 10-KSB, filed with the Securities and Exchange Commission for the year ended December 31, 2007.

NOTE B:  SUBSIDIARIES AND EQUITY INVESTMENTS

As part of its corporate development core competency acquisition strategy, AIMS™ Worldwide, Inc., owns the following subsidiaries:  AIMS Interactive, Inc.; ATB Media, Inc.; Streetfighter Marketing, Inc.; Barbara Overhoff, Inc., d/b/a/ Bill Main and Associates; Harrell, Woodcock, and Linkletter; Target America, Inc.; and 55% of IKON Public Affairs Group, LLC.

Pro forma results of operations had Bill Main and Associates, IKON Public Affairs, and Target America, Inc., been included in operations for the year ended December 31, 2007, are as follows:

	AIMS	Bill Main	IKON	Target America	Pro Forma
	Worldwide	January 1 to	January 1 to	January 1 to
	As Reported	May 16, 2007	July 26, 2007	July 26, 2007
Twelve months 2007
Revenue	$2,119,459	$142,879	$1,579,829	$660,222	$4,502,389
Operating income (loss)	(2,962,239)	(92,198)	54,015	5,547	(2,994,875)
Net income (loss)	(3,189,670)	(92,198)	97,209	45,753	(3,138,906)
Net loss per share	(.08)				(.08)

NOTE C:  CONTINGENCIES

The Internal Revenue Service is auditing IKON Holdings, Inc, the corporation from which AIMS acquired the 55% interest in IKON Public Affairs Group, LLC.  The examination is not complete, and no expense to AIMS is expected as a result of the examination.

NOTE D:  INCOME TAXES

The Company records its income taxes in accordance with Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes". The Company incurred net operating losses during the periods shown on the condensed consolidated financial statements resulting in a deferred tax asset, which was fully allowed for, therefore the net benefit and expense result in $-0- income taxes.

NOTE E:  COMMON EQUITY TRANSACTIONS

During the three months ended March 31, 2008, we issued 1,366,666 shares of common stock to four shareholders for total proceeds of $234,000.  In addition, we issued 90,102 shares of common stock for services valued at $48,230.  Fair value of shares issued for services was determined by the board of directors, taking into consideration the fair market value on the date the shares were issued.  The price of shares sold for cash were negotiated with the unrelated investors.

NOTE F:  SEGMENT INFORMATION

We report the following information on our business segments as of and for the three months ended March 31, 2008:

	Media	Media	Consulting	Strategy	Public	Digital	Corporate
	Services	Properties	Services	& Planning	Affairs	Marketing	Overhead	Total

Revenues	$-	$-	$16,896	$226,824	$618,633	$381,860	$-	$1,244,213

Loss from
operations	$-	$-	$3,740	$(70,760)	$(76,282)	$57,700	$(471,266)	$(556,868)

Loss from discontinued operations	$-	$-	$-	$-	$-	$-	$-	$-

Net income (loss)	$-	$(59,215)	$3,770	$(86,600)	$(41,955)	$55,786	$(471,266)	$(599,480)

Identifiable assets, net	$-	$-	$308,511	$1,026,559	$2,987,235	$2,091,266	$409,677	$6,823,248

We report the following information on our business segments as of and for the three months ended March 31, 2007:

	Media	Media	Consulting	Strategy	Corporate
	Services	Properties	Services	& Planning	Overhead	Total

Revenues	$-	$-	$45,000	$64,328	$-	$109,328

Loss from
operations	$-	$-	$11,881	$(182)	$(384,498)	$(372,799)

Loss from
discontinued operations	$(3,197)	$-	$-	$-	$-	$(3,197)

Net income (loss)	$(3,197)	$(58,999)	$11,881	$(2,029)	$(384,498)	$(436,842)

Identifiable assets, net	$218,506	$-	$-	$-	$22,320	$240,826

NOTE G:  RELATED PARTY TRANSACTIONS

During the three months ended March 31, 2008, the Company obtained short-term loans totaling $45,000 from the spouse of an officer, of which $30,000 remains unpaid at March 31, 2008.

NOTE H:  CONVERTIBLE PREFERRED EQUITY AND CONTINGENCY

As of March 31, 2008, the Company is continuing in its efforts to secure financing to complete core competency acquisitions in the marketing and communications platform, and to fund its organic growth plan.  The Company is placed in the position of seeking this financing by reason of the failure of Liberty Growth Fund LP to perform its obligations under the Stock Purchase Agreement entered into by and between the Company and Liberty in 2007.

The Company is in discussions with several investment groups to provide replacement financing.  However, there is no guarantee or assurance that these discussions will result in a financing alternative that can be obtained on reasonable terms or at all.

In accordance with Emerging Issues Task Force Issue 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios ("EITF 98-5"), the Company recognized an imbedded beneficial conversion feature present in the convertible preferred stock.  The Company recognized and measured an aggregate of $2,500,000, which is equal to the intrinsic value of the imbedded beneficial conversion feature, to additional paid-in capital and a return to the convertible preferred stock holders.  Since the preferred shares were convertible at the date of issuance, the return to the preferred shareholders attributed to the beneficial conversion feature has been recognized in full at the date the convertible preferred stock was issued.

Schedule 2.17(e) – Employee Benefit Plan disclosure

AIMS Worldwide, Inc., has no employee benefit plans presently, but has Board authorization to implement a stock option plan for all employees by year-end 2008.

At the time of acquisition employee benefit plans intact continue at the discretion of subsidiary management.  The Company intends to have a comprehensive employee benefit plan that is Company-wide and coverage available for each employee by year-end 2009.

Schedule 2.19 – Insurance Term Sheet(s) Disclosure

36 This **Spectrum Policy** consists of the Declarations, Coverage Forms, Common Policy Conditions and any
69 other Forms and Endorsements issued to be a part of the Policy. This insurance is provided by the stock
BW insurance company of The Hartford Insurance Group shown below.
SBA

INSURER: HARTFORD CASUALTY INSURANCE COMPANY
HARTFORD PLAZA, HARTFORD, CT 06115
COMPANY CODE: 3

THE HARTFORD

Policy Number: 42 SBA BW6936 SA

SPECTRUM POLICY DECLARATIONS

ORIGINAL

*2100242BW69360109 10607

Named Insured and Mailing Address: AIMS WORLDWIDE INC.
(No., Street, Town, State, Zip Code)
10400 EATON PL. STE 203
FAIRFAX VA 22030

Policy Period: **From** 01/01/08 **To** 01/01/09 1 YEAR
12:01 a.m., Standard time at your mailing address shown above. **Exception:** 12 noon in New Hampshire.

Name of Agent/Broker: LAMBERT RIDDLE SCHIMMEL & CALDWELL
Code: 640068

Previous Policy Number: 42 SBA BW6936

Named Insured is: CORPORATION

Audit Period: NON-AUDITABLE

Type of Property Coverage: SPECIAL

Insurance Provided: In return for the payment of the premium and subject to all of the terms of this policy, we agree with you to provide insurance as stated in this policy.

TOTAL ANNUAL PREMIUM IS: $684
IN RECOGNITION OF THE MULTIPLE COVERAGES INSURED WITH THE HARTFORD, YOUR POLICY PREMIUM INCLUDES AN ACCOUNT CREDIT.

Countersigned by [signature] 1/14/08
Authorized Representative Date

Form SS 00 02 12 06
Process Date: 11/06/07
Page 001 (CONTINUED ON NEXT PAGE)
Policy Expiration Date: 01/01/09
INSURED COPY

SPECTRUM POLICY DECLARATIONS (Continued)
POLICY NUMBER: 42 SBA BW6936

Location(s), Building(s), Business of Named Insured and Schedule of Coverages for Premises as designated by Number below.

Location: 001 **Building:** 001

10400 EATON PLACE DR. SUITE #203
FAIRFAX VA 22030

Description of Business:
CONSULTANT - NOC

Deductible: $ 250 PER OCCURRENCE

BUILDING AND BUSINESS PERSONAL PROPERTY	LIMITS OF INSURANCE
BUILDING	
	NO COVERAGE
BUSINESS PERSONAL PROPERTY	
REPLACEMENT COST	$ 66,800
PERSONAL PROPERTY OF OTHERS	
REPLACEMENT COST	NO COVERAGE
MONEY AND SECURITIES	
INSIDE THE PREMISES	$ 10,000
OUTSIDE THE PREMISES	$ 5,000

LOSS PAYEE: 'A' APPLIES

Form SS 00 02 12 06
Page 002 (CONTINUED ON NEXT PAGE)
Process Date: 11/06/07
Policy Expiration Date: 01/01/09

SPECTRUM POLICY DECLARATIONS (Continued)

POLICY NUMBER: 42 SBA BW6936

Location(s), Building(s), Business of Named Insured and Schedule of Coverages for Premises as designated by Number below.

Location: 001 **Building:** 001

PROPERTY OPTIONAL COVERAGES APPLICABLE TO THIS LOCATION	LIMITS OF INSURANCE
SUPER STRETCH **FORM: SS 04 74** **THIS FORM INCLUDES MANY ADDITIONAL COVERAGES AND EXTENSIONS OF COVERAGES. A SUMMARY OF THE COVERAGE LIMITS IS ATTACHED.**	
LIMITED FUNGI, BACTERIA OR VIRUS COVERAGE: **FORM SS 40 93** **THIS IS THE MAXIMUM AMOUNT OF INSURANCE FOR THIS COVERAGE, SUBJECT TO ALL PROPERTY LIMITS FOUND ELSEWHERE ON THIS DECLARATION.**	$ 50,000
INCLUDING BUSINESS INCOME AND EXTRA EXPENSE COVERAGE FOR:	30 DAYS

*2100242BW69360109 10608

Form SS 00 02 12 06
Page 003 (CONTINUED ON NEXT PAGE)

Process Date: 11/06/07

Policy Expiration Date: 01/01/09

SPECTRUM POLICY DECLARATIONS (Continued)
POLICY NUMBER: 42 SBA BW6936

PROPERTY OPTIONAL COVERAGES APPLICABLE TO ALL LOCATIONS	LIMITS OF INSURANCE
BUSINESS INCOME AND EXTRA EXPENSE COVERAGE	12 MONTHS ACTUAL LOSS SUSTAINED
COVERAGE INCLUDES THE FOLLOWING COVERAGE EXTENSIONS:	
ACTION OF CIVIL AUTHORITY:	30 DAYS
EXTENDED BUSINESS INCOME:	30 CONSECUTIVE DAYS
EQUIPMENT BREAKDOWN COVERAGE COVERAGE FOR DIRECT PHYSICAL LOSS DUE TO: MECHANICAL BREAKDOWN, ARTIFICIALLY GENERATED CURRENT AND STEAM EXPLOSION	
THIS ADDITIONAL COVERAGE INCLUDES THE FOLLOWING EXTENSIONS	
HAZARDOUS SUBSTANCES	$ 50,000
EXPEDITING EXPENSES	$ 50,000
MECHANICAL BREAKDOWN COVERAGE ONLY APPLIES WHEN BUILDING OR BUSINESS PERSONAL PROPERTY IS SELECTED ON THE POLICY	
IDENTITY RECOVERY COVERAGE FORM SS 41 12	$ 15,000

Form SS 00 02 12 06
Process Date: 11/06/07
Page 004 (CONTINUED ON NEXT PAGE)
Policy Expiration Date: 01/01/09

SPECTRUM POLICY DECLARATIONS (Continued)
POLICY NUMBER: 42 SBA BW6936

*2100242BW69360109 10609

BUSINESS LIABILITY	LIMITS OF INSURANCE
LIABILITY AND MEDICAL EXPENSES	$1,000,000
MEDICAL EXPENSES - ANY ONE PERSON	$ 10,000
PERSONAL AND ADVERTISING INJURY	$1,000,000
DAMAGES TO PREMISES RENTED TO YOU ANY ONE PREMISES	$ 300,000
AGGREGATE LIMITS	
PRODUCTS-COMPLETED OPERATIONS FORM SS 05 09	$2,000,000
GENERAL AGGREGATE	$2,000,000
EMPLOYMENT PRACTICES LIABILITY COVERAGE: FORM SS 09 01	
EACH CLAIM LIMIT	$ 5,000
DEDUCTIBLE - EACH CLAIM LIMIT NOT APPLICABLE	
AGGREGATE LIMIT	$ 5,000
RETROACTIVE DATE: 01012004	

This **Employment Practices Liability Coverage** contains claims made coverage. Except as may be otherwise provided herein, specified coverages of this insurance are limited generally to liability for injuries for which claims are first made against the insured while the insurance is in force. Please read and review the insurance carefully and discuss the coverage with your Hartford Agent or Broker.

The Limits of Insurance stated in this Declarations will be reduced, and may be completely exhausted, by the payment of "defense expense" and, in such event, The Company will not be obligated to pay any further "defense expense" or sums which the insured is or may become legally obligated to pay as "damages".

BUSINESS LIABILITY OPTIONAL COVERAGES

HIRED/NON-OWNED AUTO LIABILITY FORM: SS 04 38	$1,000,000

Form SS 00 02 12 06
Process Date: 11/06/07
Page 005 (CONTINUED ON NEXT PAGE)
Policy Expiration Date: 01/01/09

SPECTRUM POLICY DECLARATIONS (Continued)
POLICY NUMBER: 42 SBA BW6936

LOSS PAYEE 'A':	DE LAGE LANDEN FINANCIAL SERVICES
FORM SS 12 12	1111 OLD EAGLE SCHOOL ROAD
	WAYNE, PA. 19087
PROPERTY:	LEASED EQUIPMENT

Form Numbers of Forms and Endorsements that apply:

SS 00 01 04 93	SS 00 05 12 06	SS 00 07 07 05	SS 00 08 04 05
SS 84 15 07 05	SS 84 71 09 01	SS 01 72 03 92	SS 04 19 07 05
SS 04 30 07 05	SS 04 38 06 01	SS 04 39 07 05	SS 04 41 07 05
SS 04 42 07 05	SS 04 44 07 05	SS 04 45 07 05	SS 04 46 07 05
SS 04 47 07 05	SS 04 74 07 05	SS 04 78 07 05	SS 04 80 03 00
SS 04 86 03 00	SS 40 18 07 05	SS 40 93 07 05	SS 41 12 09 05
IH 10 01 09 86	SS 05 09 07 00	SS 05 47 09 01	SS 06 47 09 01
SS 06 48 01 94	SS 09 01 09 00	SS 09 24 07 99	SS 09 42 07 99
SS 10 16 03 02	SS 10 17 04 05	SS 12 03 03 92	SS 12 12 03 92
SS 50 19 06 03	SS 50 30 06 03	SS 38 25 09 05	SS 83 76 02 06

IH 12 00 11 85 NAMED INSURED

Form SS 00 02 12 06 **Page** 006
Process Date: 11/06/07 **Policy Expiration Date:** 01/01/09

SUPER STRETCH SUMMARY

SUMMARY OF COVERAGE LIMITS

This is a summary of the Coverages and the Limits of Insurance provided by the Super Stretch Coverage form SS 04 74 which is included in this policy. No coverage is provided by this summary. Refer to coverage form SS 04 74 to determine the scope of your insurance protection.

Blanket Coverage Limit : $150,000 **Blanket Coverages**
Accounts Receivable
Computers and Media
Debris Removal
Personal Property of Others
Temperature Change
Valuable Papers and Records

Coverage	**Limit**
Back Up of Sewer or Drain Water Damage	Included
Brands and Labels	Included
Claim Expenses	$ 10,000
Computer Fraud	$ 5,000
Employee Dishonesty (including ERISA)	$ 25,000
Fine Arts	$ 25,000
Forgery	$ 25,000
Laptop Computers Worldwide Coverage	$ 10,000
Newly Acquired or Constructed Property	
Building	$1,000,000
Business Personal Property	$ 500,000
Off Premises Utility Services – Direct Damage	$ 25,000
Outdoor Property ($1,000 limit per item)	$ 25,000 aggregate
Outdoor Signs	Included
Pairs or Sets	Included
Personal Effects	$ 25,000
Property at Other Premises	$ 10,000
Property Off-Premises	$ 25,000
Salespersons' Samples	$ 5,000
Tenant Building Coverage-Required by Lease	$ 20,000
Transit Property in the Care of Carriers for Hire	$ 10,000
Valuation Changes	Included

The following changes apply only if Business Income and Extra Expense are covered under this policy.

Business Income at Newly Acquired Premises	$ 500,000
Business Income Extension for Off-Premises Utility Services	$ 25,000
Business Income Extension for Web Sites	$ 50,000/7 days
Business Income from Dependent Properties	$ 50,000
Extended Business Income	90 Days

*2100242BW69360109 10610

Form SS 84 15 07 05

Page 1 of 1

© 2005, The Hartford

National Union Fire Insurance Company of Pittsburgh, Pa.
1700 MARKET STREET,SUITE 2000	AIG EXECUTIVE LIABILITYSM Insurance provided by a member company of American International Group, Inc.
PHILADELPHIA, PA 19103-
(215) 255-6000

NOTICE_PARA

BINDER OF INSURANCE CONFIRMATION LETTER

June 27, 2008

DAMIEN CARACCIOLO

CBIZ  INSURANCE SERVICES INC

9302  LEE HWY STE 200

FAIRFAX, VA 22031-1214

RE:

AIMS WORLDWIDE, INC.

D&O 2/2000 Executive and Organization Liability Insurance Policy

Name of Insurance Carrier: NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

Address of Insurance Carrier: 175 WATER STREET, NEW YORK, NY, 10038

Tab#: 1178002, Submission #: 104136320

Policy#: 006213901

Replacement of Policy # 006596167

Policy Period Effective Date From: 06/29/2008 To 06/29/2009

Dear Damien:

On behalf of National Union Fire Insurance Company of Pittsburgh, Pa. (hereinafter "Insurer"), I am pleased to confirm the binding of coverage in accordance with our agreement as set forth below and subject to the conditions set forth herein. Please review said Binder for accuracy and contact the Insurer prior to the effective date of policy coverage of any inaccuracy(ies) found within the issued Binder. If the Insurer does not hear from you prior to the effective date of policy coverage it will be understood that the Binder has been accepted as an accurate description of the agreed upon terms of coverage.

PLACE_GUARENTEE_FUND_WORDING

***IMPORTANT POLICY ISSUANCE VERIFICATION***

A policy will be issued with the name and address of the Insured exactly as referenced in the “Policy Information” Section of this Binder. If this information is inaccurate, please advise us immediately.

POLICY INFORMATION

INSURED:

AIMS WORLDWIDE, INC.

INSURED’S ADDRESS:        10400 EATON PL STE 450

FAIRFAX, VA 22030-2208

TYPE OF POLICY:

D&O 2/2000 Executive and Organization Liability Insurance Policy

BASIC FORM:

75011 (02/00)

INSURANCE COMPANY:

National Union Fire Insurance Company of Pittsburgh, Pa.

POLICY NUMBER:

006213901

EFFECTIVE DATE:

06/29/2008

EXPIRATION DATE:

06/29/2009

LIMIT OF LIABILITY:

$1,000,000

CRISISFUNDSM:

  Crisis Loss:

  $50,000

Delisting Crisis Loss:

  $25,000

RETENTION:

Securities Claim:

  $150,000

Employment Practices Claim:

  $100,000

Other Claims:

  $100,000

CONTINUITY DATES:

Coverages A and B, other than

Outside Entity Executive coverage:

06/29/2007

Outside Entity Executive coverage,

Including Coverage C:

The date on which the Insured Person first

served as an Outside Entity Executive of

such Outside Entity.

Coverage D:

  06/29/2007

OTHER TERMS:

  Per Insurer Quote/Indication Letter dated 06/18/2008 except as indicated below.

PREMIUM:

$9,785

COMMISSION:

13.00%

Important Conditions Of Binder: See Below

Premium for Certified Acts of Terrorism Coverage under Terrorism Risk Insurance Act 2002: $285 included in policy premium. Any coverage provided for losses caused by an act of terrorism as defined by TRIA (TRIA Losses) may be partially reimbursed by the United States under a formula established by TRIA as follows:  85% of TRIA Losses in excess of the insurer deductible mandated by TRIA, the deductible to be based on a percentage of the insurer's direct earned premiums for the year preceding the act of terrorism.

ENDORSEMENTS

The following endorsements will be added to the basic policy:

#	Form #	Ed Dt	Title
1	52172	01/97	VA Cancellation/NonRenewal
2	89371	05/05	"NO LIABILITY" PROVISION DELETED (SECURITIES CLAIM RETENTION APPLIES TO ALL LOSS ARISING OUT OF A SECURITIES CLAIM)
3	83549	11/03	NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT WITH EXCEPTION FOR NON-INDEMNIFIABLE LOSS
4	90496	03/08	EXCLUSION (M) AMENDED (FLSA)—NEW WORDING
5	83516	11/03	CAPTIVE INSURANCE COMPANY EXCLUSION—can be removed upon receipt of completed warranty
6	83524	11/03	Commissions Exclusion—can be removed upon receipt of completed questionnaire
7	83569	10/07	PROFESSIONAL ERRORS & OMISSIONS EXCLUSION (WITH SECURITIES CLAIM CARVE-OUT)—NEW WORDING
8	95001	07/07	AIG MICROCAP FLEX ENDORSEMENT—NEW
9	89639	07/05	SEVERABILITY TO THE APPLICATION ENDORSEMENT(FULL INDIVIDUAL SEVERABILITY; TOP 3 ORGANIZATION POSITIONS IMPUTED TO ORGANIZATION ; AND NON-RESCINDABLE A SIDE COVER)
10	83588	11/03	SPECIFIC INVESTIGATION/CLAIM/LITIGATION/EVENT OR ACT EXCLUSION—Trujillo litigation case No. 502005CA005603XXXXMB, as expiring
11	89644	07/05	COVERAGE TERRITORY ENDORSEMENT (OFAC)
12	78859	10/01	FORMS INDEX ENDORSEMENT

CONDITIONS OF BINDER

When signed by the Insurer, the coverage described above is in effect from 12:01 AM of the Effective Date listed above to 12:01 AM of the Expiration Date listed above, pursuant to the terms, conditions and exclusions of the policy form listed above, any policy endorsements described above, and any modifications of such terms as described in this Binder section.Unless otherwise indicated, this Binder may be canceled prior to the Effective Date by the Insured, or by the Broker on the behalf of the Insured, by written notice to the Insurer or by the surrender of this Binder stating when thereafter such cancellation shall be effective. Unless otherwise indicated, this Binder may be canceled by the Insurer prior to the Effective Date by sending written notice to the Insured at the address shown above stating when, not less than thirty days thereafter, such cancellation shall be effective.  Unless otherwise indicated, this Binder may be canceled by the Insurer or by the Insured on or after the Effective Date in the same manner and upon the same terms and conditions applicable to cancellation of the policy form listed above.Issuance by the Insurer and acceptance by or on the behalf of the Insured of the policy shall render this Binder void except as indicated below.

A condition precedent to coverage afforded by this Binder is that no material change in the risk occurs and no submission is made to the Insurer of a claim or circumstances that might give rise to a claim between the date of this Binder indicated above and the Effective Date.

Please note this Binder contains only a general description of coverages provided. For a detailed description of the terms of a policy you must refer to the policy itself and the endorsements bound herein.

PREMIUM PAYMENT

Our accounting procedures require that payment be remitted within 30 days of the effective date of coverage or 15 days from the billing date, whichever is later.

We appreciate your compliance with this procedure.

We appreciate your business and hope that we can be of further service to you in the future.

Sincerely,

/s/ Michael Gundzik, Jr.

Michael Gundzik, Jr.

Underwriter

If you have any questions regarding this policy, or for any other service needs, please contact our AIG Broker Services:

Monday-Friday  9:00 AM - 6:00 PM Eastern

Telephone: 1-877-TO-SERVE or (877)867-3783

E-mail: TOSERVE@aig.com

Fax: (800) 315-3896                                                           Raising the bar with commitment to quality

Schedule 4.7 - Secretary's Certificate

follows; this page intentionally left bank

AIMS Worldwide, Inc. 10400 Eaton Place, #203 Fairfax, VA 22030 Tel 703.621.3875 Fax 703.621.3870 AIMSWorldwide,com

SECRETARY’S CERTIFICATE

The undersigned, Joseph Vincent, Secretary of AIMS Worldwide, Inc., a Nevada corporation (the “Company”), in connection with the This Series B Preferred Stock and Warrant Purchase Agreement (the “Agreement”) dated July 8, 2008, by and among AIMS Worldwide, Inc., a Nevada corporation (the “Company”) and FG Investment Holdings, LLC, a Delaware limited liability company (“Purchaser”). hereby certifies that:

1.

He is the duly appointed Secretary of the Company.

2.

Attached as Exhibit A hereto is a true and complete copy of the Articles of Incorporation, of the Company, as amended through the date hereof; no action has been taken by the Company in contemplation of any amendment of said Articles of Incorporation or any liquidation, dissolution, merger or consolidation of the Company.

3.

Attached as Exhibit B hereto is a true and complete copy of the Bylaws of the Company, as amended through the date hereof.

4.

Attached as Exhibit C hereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company by unanimous consent on July 7, 2008; such resolutions remain in full force and effect and have not been rescinded, modified or supplemented and no other corporate resolutions have been adopted by the Company in connection with the Private Placement.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the 8th day of July 2008.

/s/ B. Joseph Vincent

B. Joseph Vincent

Secretary

 - (i) the Series B Preferred Stock Designation

See Exhibit A

Schedule 4.7ii – Articles of Incorporation and By-laws Disclosure

PREVIOUSLY PROVIDED

Schedule 4.7iii – Resolutions of the Board of Directors of the Company Approving the Execution, Delivery and Implementation of this Agreement, the Transaction Agreements and the Transactions Contemplated Hereby and Thereby Disclosure

follows; this page intentionally left bank

AIMS Worldwide, Inc. 10400 Eaton Place, #203 Fairfax, VA 22030 Tel 703.621.3875 Fax 703.621.3870 AIMSWorldwide,com

Board of Directors Meeting Minutes

Monday, July 7, 2008, 4:00 PM

Via email

Call to Order

Meeting called to order at 4:00 p.m. on Monday, July 7, 2008, by Chairman B. Joseph Vincent.  In attendance were CEO and President Gerald Garcia, Jr., CFO and Controller Patrick J. Summers, and Board members Thomas W. Cady, Theodore L. Innes, and Herbert I. London.

Financing

Joseph Vincent moved to accept the following action by consent:

The undersigned, being all of the Directors of AIMS WORLDWIDE, INC., a Nevada corporation, (hereinafter referred to as the “Corporation”), do hereby take the actions below set forth, effective July 7, 2008, and to evidence waiver of any right to dissent from such actions, do hereby consent as follows:

RESOLVED:  That the Directors of the Corporation have reviewed the terms and conditions of the Series B Preferred Stock and Warrant Purchase Agreement for AIMS Worldwide (“Agreement”, attached) submitted by FG Investment Holdings, LLC, pursuant to the term sheet approved June 19, 2008, incorporated by reference herein, and the Directors deem it advisable and in the best interests of the Corporation that the Corporation consummate the financing on substantially the terms and conditions as set forth in the Agreement.

RESOLVED:  That the officers of the Corporation be and are hereby authorized and directed, in the name of and on behalf of the Corporation, to execute, acknowledge, and deliver all documents and to take all actions on behalf of the Corporation that the officers deem advisable, necessary or proper in connection therewith and the foregoing resolutions.

The signature page of this Action by Consent may be delivered by facsimile, which shall be binding and enforceable, to the same effect as if the original signature page was executed and delivered.

IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures in their capacity as the Directors of the Corporation, it being understood that this Action by Consent shall be effective as of July 7, 2008, at such time as the Directors shall have executed a copy hereof.

Motion seconded by Gerald Garcia, Jr.  Passed unanimously.

Adjournment

Gerald Garcia, Jr., moved to adjourn at 4:10 p.m.  Seconded by Joseph Vincent.  Passed unanimously.

/s/ Gerald Garcia, Jr.

Gerald Garcia, Jr.

/s/ B. Joseph Vincent

B. Joseph Vincent

_________________________________________________________

Thomas W. Cady

_________________________________________________________

Theodore L. Innes

                                                                                                       7-7-08

Herbert I. London